UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

KEELEY funds

The Disciplined Discovery of Value®

Annual Report

September 30, 2014

KEELEY Small Cap Value Fund

Investor Class (A) Shares: KSCVX
Institutional Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Investor Class (A) Shares: KSDVX
Institutional Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Investor Class (A) Shares: KSMVX
Institutional Class (I) Shares: KSMIX

KEELEY Mid Cap Value Fund

Investor Class (A) Shares: KMCVX
Institutional Class (I) Shares: KMCIX

KEELEY Mid Cap Dividend Value Fund

Investor Class (A) Shares: KMDVX
Institutional Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Investor Class (A) Shares: KACVX
Institutional Class (I) Shares: KACIX

KEELEY Alternative Value Fund

Investor Class (A) Shares: KALVX
Institutional Class (I) Shares: KALIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

KEELEY All Cap Value Fund (KACVX - KACIX)

KEELEY Alternative Value Fund (KALVX - KALIX)

Dear Fellow Shareholders,

An accommodative Ben Bernanke in his last year as Fed Chief and market acceptance of quantitative easing (i.e. tapering) drove the strong market performance in 2013. For 2014, this Fed focus continued to heavily influence the market action; however, tapering concerns were replaced with the possibility of earlier rate hikes. There were glimmers of hope that the market would return its focus to companies’ fundamentals with the strengthening US economy, but macroeconomic forces again took center stage. As Janet Yellen became Fed Chair, perception of a possible change in rate policy plus high valuations, especially in small caps, led to a weak January. Reassurances by Yellen that the Fed would adjust accordingly if the economy slowed led to solid performance in the first and second quarters of 2014. Even the political situation in Ukraine presented itself only as a temporary stumble, with the market marching onward as the US economic data continued to strengthen after the terrible winter weather.

Eventually this growth began to spur speculation about the possibility of an interest rate hike in early 2015, the US dollar continued to strengthen, and the 10 year treasury yield jumped from a yearly low of 2.34 percent to 2.62 percent. Adding to these events were a slowing Europe with Mario Draghi talking of a quantitative easing program, and China struggling to maintain its minimum growth goal (latest report was 7.5% GDP growth). It appeared that the market was beginning to question the sustainability of US growth with slowing world economies, and whether US economic growth had reached escape velocity to withstand the effects a tightening in monetary policy.

How have all these events affected the Keeley Funds? As we entered into 2014, small caps were near all-time highs in terms of relative valuation. After two very strong performance years, many market strategists began directing investors to move from small cap to large cap stocks. It should be noted that certain factors that one would expect to advantage larger cap over smaller cap companies such as rising interest rates and a rebound in global markets has not occurred. Yet the Russell 1000 has outperformed the Russell 2000 by almost 1200 basis points through the end of September 2014. As such, it appears that the macro headwinds mentioned earlier may have had an impact in leading investors to less volatile companies, which tend to be larger in market capitalization.

The consideration of macro and geopolitical factors often create uncertainty, which occasionally results in heightened volatility. We have seen such an increase, as the VIX volatility index has spiked from its mid-teens average all year to over 30, further demonstrating the market’s dampening risk appetite. Despite our belief that the Funds’ holdings represent lower risk, since such holdings were purchased below our assessment of fair market value, others view companies undergoing restructuring-driven change as problematic due to heightened execution risk. Thus, in times of increased volatility, restructuring companies occasionally will face increased selling pressure, resulting in periods of underperformance.

Nevertheless, the Funds maintain their philosophy of finding investment opportunities through the theme of event-driven change. Spin-offs, in particular, have been a very fruitful investing area, and studies have proven that they generally outperform the market over a 3-5 year period. For the Keeley Funds, spin-offs represent an ownership change due to restructuring efforts by the parent company. Moreover, a change in the shareholder constituent base often occurs post-transaction, as the spun-off company usually has different financial characteristics from its parent, thereby attracting different investors. The transaction creates opportunities to purchase the undervalued stock of these companies before their fair market value is recognized by Wall Street. However, in this more risk averse, volatile market environment, even the spin-off strategy has encountered pressure. More than half of the 24 spin-offs that began trading as separate companies since the end of January 2014 are down double digit percentages from their initial trading prices. The market unease seems to have steered investors away from these companies, as they fear the perceived extra risk of owning “new companies led by sometimes unproven management teams.” Although this may hurt performance in the short term, we believe that this type of neglect makes spin-offs and restructuring companies even more attractive at these lower prices, making them excellent investment opportunities over a longer time horizon.

Two recent spin-offs, Civeo (CVEO), which came out of Oil States International (OIS), and Rayonier Advanced Materials (RYAM), which was spun from Rayonier (RYN), have underperformed due to fundamental issues. Civeo management opted not to convert to a REIT structure and then guided down fourth quarter 2014 performance expectations due to a lessening of demand for Canadian energy support services. Rayonier Advanced Materials was impacted by more than expected competitive capacity taking away expected pricing benefits. Despite these examples of the risks we encounter, a number of the Funds’ more mature spin-off holdings have been top contributors for the twelve months ending September 30, 2014. Two spin-offs from Sara Lee have done exceptionally well as stand-alone businesses. Hanesbrands (HBI), up 72 percent, has been able to grow its business since the split by making accretive acquisitions of Maidenform and DBApparel (ironically also a former Sara Lee company). Hillshire Brands, up 47 percent following its separation from Sara Lee, was on its way to grow via an acquisition of Pinnacle Foods when the tables turned and it became the target of two larger food companies. Our work has shown that spin-offs generally outperform three to five years following separation from the parent company, as the growth plans set forth by the new management team take hold and/or the company becomes a cleaner, pure play in its space, which in turn makes it an attractive takeover candidate.

Despite our focus on restructuring, the Funds have been adversely impacted by the dramatic drop in oil prices, particularly in the third calendar quarter of 2014. Oil price action was initially driven by the strengthening US dollar and increasing supply from the US shale discoveries, but then much further due to OPEC discord. Interestingly, Saudi Arabia did not lead the other members of OPEC to cut production. This lack of Saudi action was surprising, as other OPEC members were not adhering to quotas and there was tremendous supply being added to the market via US shale.

Instead, the Saudis cut the price on supply contracts for Asian demand to maintain market share. As a result, the price of Brent crude dropped from a high of $115 to $85 per barrel.

Despite the short-term decline in the price of oil, we remain very optimistic about the Funds’ energy-themed investments, which we discussed in last year’s letter. Over the past year, we have seen further evidence that the US is moving towards energy independence and likely will become a net exporter of oil and gas in the future. US crude oil production reached 8.65 million b/d, up 1.17 million b/d from last year. This domestic production increase has lowered the US amount of imported light crude by more than 600,000 b/d to less than 200,000 b/d. Newer technologies in drilling such as stacked vertical plays, the use of sand as a proppant in fracking, and down spacing are increasing the success rates and lowering finding costs for North American producers. Smaller, more experienced drilling teams have been able to make accretive acreage acquisitions from larger players by quickly exploiting those lands using these new drilling techniques. The restructuring change we are witnessing is a market share shift within the industry – from external to internal supply and from larger companies to smaller ones.

We have always believed that if you lack sufficient energy and independent production, you probably do not have much of a sustainable economy. China understands this well and has been using its clout to secure supply. Also, it is very clear that Europe is mercilessly dependent for energy on a plethora of Russia pipelines. Europe wants energy independence, while the Russians would prefer to keep their energy-based cash flow annuity from Europe intact. We are not sure what the answer to this problem is, but we are quite certain that solving the issue is going to be quite a challenge.

As we mentioned earlier, China seems to place a high value on energy, as they recently secured a multi-year agreement with Russia to supply energy via a pipeline or multiple pipelines. This is intriguing and may be an answer for why there has been so much geopolitical interest in Afghanistan. Given that Saudi Arabia is generally regarded as the global energy swing producer, the Russian deal may have brought some angst to Riyadh, and despite a modestly growing global economy, the Saudis have maintained production at a very high level reportedly to maintain their market share in Asia. Interestingly, the Saudis recently signed a low price contract with the US, similar to that executed with China, to further maintain market share. These actions have had the intended effect of sending crude prices lower and more importantly, sending a clear message of “who’s the boss” to the energy world. Most of OPEC (Iran in particular), Venezuela, and Russia need much higher prices to make their budgets (the Russians need $100+ oil). In addition, some US shale production may become economically challenged at $75 or less per barrel. Also during this period, the Fed announced it was ending QE, which seemed to have the effect of firming the US dollar. Since oil is priced in US dollars, this put additional downward pressure on crude prices. This is all without even mentioning that it has occurred in an election year that saw a change in the balance of power in Congress.

We think things have become complicated, but this has not changed our investment approach. We are still attempting to find companies that we believe are in the throes of change. The Funds, some more than others, are overweight energy versus the Russell indices, and a number of these investments represent companies that are restructuring via spin-offs, asset sales or acquisitions. Unfortunately, individual company fundamentals have not mattered much, as the entire energy sector has declined significantly in a very short period of time. Nevertheless, we have not altered our energy investments as we are not sure if these macro changes are temporary or permanent. By nature, we are investors, not traders, and we do not attempt to time the market (in particular the energy market). Frankly, our general belief is that only the consumer benefits from cheap energy and that virtually every energy producing and exporting country in the world would benefit from higher energy prices. It seems more likely that if global growth remains moderate or perhaps better than moderate, energy prices will ultimately rise.

In the current environment, we continue to see no shortage of activity from activist shareholders. Their relentless drive for shareholder value continues to drive restructuring driven change. The building of a new position in certain Funds in Alere (ALR), a medical device company, was spurred by an activist’s attempt to change the board of directors to refocus management on its core business versus its runaway acquisition path that we believe has led to an over-levered balance sheet. A new Chairman of the Board was elected, the CEO was changed and the company is now on a restructuring path to turn around its core diagnostics business and to divest non-core assets to pay down debt. The spin-off of Civeo was instigated by activist investor Jana Partners involvement in its parent, Oil States International. Even CDK Global (CDK), the IT systems company for automotive dealers, has attracted the attention of activist investor Sachem Head only one month since its spin-off from Automatic Data Processing (ADP). As a result, management teams and boards of directors are becoming much more proactive regarding shareholder value and capital management. We are seeing this occur in the record number of spin-offs announced so far this year, greater than 60 versus the 37 spin-offs in calendar year 2013. In addition, the percentage of S&P 500 companies currently buying back their own stock is approaching its historical high of close to 90 percent, and the dollar value of share repurchases for the first half of 2014 was nearly equal to their peak, set in the first half of 2007. We believe these events illustrate that companies can no longer sit idle on their cash, nor can they hide behind underutilized balance sheets.

As we look into 2015, we are quite excited about the number of restructuring-driven investment opportunities in the marketplace. We believe a continuation of the slow growth environment could further the impetus for change to create shareholder value as the activists will not rest. With valuations more reasonable and the US economy being the strongest engine in the world market at the moment, we believe interest will return to more domestically focused small-mid caps. Lastly, as the employment data points to more confidence in the strengthening economy and as we may see more business-friendly policies coming out of Washington, we believe that the mergers and acquisition cycle could pick up in earnest. We further believe that the Funds will be a major beneficiary of a reborn M&A cycle as the restructuring efforts transform these companies into cleaner, purer plays that are more easily integrated into larger companies.

Thank you for the trust you exhibit by allowing us the opportunity to act on these ideas and to manage your hard earned capital. We take this responsibility very seriously and appreciate your support.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President, CIO and Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski	Kevin M. Chin
Co-Portfolio Manager	Co-Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger company securities, and may be subject to changes in interest rates. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees, is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

LETTER TO SHAREHOLDERS

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

Dear Fellow Shareholders,

Another year in the markets, another year of surprises. The two big surprises for us over the last year were the direction of interest rates and the significant underperformance of small-caps relative to large-caps in the markets overall.

At this time last year, investors seemed worried about rising interest rates. In May 2013, the Fed had signaled that it was considering ending its quantitative easing operations. In response, the yield on the ten-year Treasury bond increased from 1.63% at the beginning of May 2013 to almost 3% in early September 2013 before falling back to about 2.5% by the end of October 2013. The yield eventually ran back to 3% by the end of that year, with most investors appearing concerned that it would increase further. A funny thing happened on the way to higher rates; they went down instead. A brutal winter in the US slowed domestic economic growth, while geopolitical events slowed the economic recovery in Europe and elsewhere. As of September 30, 2014, the ten-year traded at about 2.50%.

What is interesting about this is that the Fed has now officially ended its asset purchase program and consensus expectations for when the Fed may eventually raise rates are now focused on the first half of 2015. That is not very long from now.

We wonder what an increasing rate episode will look like. Since 1971, there have been seven periods when the discount rate was increased more than once. These periods lasted an average of eighteen months and the discount rate increased an average of 350 basis points. The longest episode was from July 1971 to April 1974 and the largest increase was 775 basis points from 5.25% to 13.0% (1977-1980). The consensus seems to be that any increases in rates will be gradual. While this may turn out to be the case, that would be different from the last tightening cycle. In the 2004-06 cycle, the Fed raised its discount rate more than 100 basis points in the first six months. Two years later, it made its final increase, and the discount rate was more than 400 basis points higher. Interestingly, the ten-year Treasury bond only rose about 50 basis points over that cycle.

On the other hand, the decline in oil prices and the prices of other commodities suggests that inflation may not be a big problem. In addition, while economic growth in the US seems to be stable to improving, we do not see a big acceleration coming. Finally, an increase in rates would likely drive more strength in the dollar, which could then choke off export growth.

Our conclusion on interest rates is that higher ones are likely and the magnitude of the change could surprise investors. We do think an upward move will probably be bounded, but that an increase to “normal” levels of short-term rates will be a couple hundred basis points above current levels. Long-term rates will probably move up a little as well, but we don’t think they will move by a similar magnitude.

We care about interest rates because a fund that focuses on dividend-paying stocks is likely to be more sensitive to changes in interest rates than funds that do not focus similarly on payouts. We do several things to try to dampen this impact on the

Funds. First, we do not focus solely on sectors that have a high propensity to pay dividends or on stocks that pay the highest yields. Both the Keeley Small Cap Dividend Value Fund and the Keeley Mid Cap Dividend Value Fund adhere closely to their respective benchmarks from a sector allocation standpoint. Second, our process does not primarily emphasize income. Rather, we search for stocks of companies that we believe are superior and that trade at discounted valuations with improving fundamentals. We use dividends as an initial screen because companies that pay dividends are more likely to have businesses that generate free cash flow on a consistent basis. In addition, they are more likely to be conservatively financed and managed by people who are willing to commit to sharing the profits of the company on a regular basis. We view these as attractive characteristics.

Finally, within interest-sensitive sectors such as Financials and Utilities, we have been emphasizing companies that we think will be less rate-sensitive. For example, the REIT holdings within the Keeley Mid Cap Dividend Value Fund consist mostly of non-traditional REITs. Companies such as Iron Mountain and Corrections Corp. of America converted from being C-Corps to REITs, and their stocks have not yet closed the valuation gap between the two classes of stocks. Other holdings, like Entertainment Properties Trust, Equity Lifestyle Properties and Rayonier own unusual assets: movie theaters, mobile home parks, and timberlands, respectively. We believe these companies have greater flexibility in resetting rents than a traditional REIT that signs a long-term lease for office space. It is our thought that this rent reset capability could result in the stocks of these companies being less rate sensitive.

The other big surprise during the past year has been the magnitude of the underperformance of small cap stocks relative to the rest of the market. In the twelve months ending September 30, 2014, the S&P 600 Small Cap Index was up 5.7%. In contrast, the S&P 500 Index increased 19.7%, and the S&P 400 Mid Cap Index advanced 11.8%. The spread between returns for the S&P 500 and the S&P 600 was the greatest it has been since the late 90s.

We believe that two factors account for the relative underperformance in small caps: valuation and earnings estimate revision trends. On September 30, 2013, we estimated that the S&P 600 Small Cap Index was trading at 17.6x next twelve months earnings estimates. This was 125% of the Price-to-Earnings (P/E) ratio of the S&P 500 Index. Since the end of 1999, the P/E ratio between these two indices has averaged 108%, and it has been above the 125% level less than 5% of the time. This relationship has since retreated to 108% as of September 30, 2014. As a result, it is our belief that small cap stocks are not overvalued relative to large caps at this time. This means that fundamentals should drive the relative performance of the two asset classes.

Estimate revision trends also created a headwind for small caps this year. At the beginning of 2014, analysts expected the companies in the S&P 600 Small Cap Index to grow their earnings at a 19% pace. Analysts are typically overly optimistic at the beginning of the year and estimates usually decline from the beginning of the year to the end. Combining this factor with the difficult weather in the first quarter of 2014 and the more recent concerns about global growth, analyst expectations have fallen to 9% growth. Compare this to the 2% clawback (10% to 8%) for the S&P 500, and you can see how earnings expectations could be a relative headwind for small caps. At this point, the bottom-up growth rate expectations for small caps are in the low-20% range versus 10% for the S&P 500. We are uncertain as to the optimism of those expectations for small cap earnings growth, so that could be a relative headwind for small caps yet again in 2015.

The relative underperformance of small-caps has been a significant headwind for the Keeley Small Cap Dividend Value Fund this year relative to its peers, but not relative to the Russell 2000 Value Index. The Fund’s peer rankings have lagged because most small-cap funds have an average market cap that is significantly greater than the index, whereas the average market cap for the Keeley Small Cap Dividend Value Fund remains largely in line with the index.

While we have done several things in seeking to manage the Funds’ interest rate risk, we have fewer options available to manage the Funds’ risk of small-cap underperformance. First, we assume that our investors want to buy small-cap stocks when they buy the Keeley Small Cap Dividend Value Fund and mid-cap stocks when they invest in the Keeley Mid Cap Dividend Value Fund. We are not going to veto that decision. Second, we intend to manage these Funds in accordance with our investment philosophy and the Funds’ principal investment strategies, which include a focus on small and mid-cap securities, respectively, and will not abandon that philosophy even in times of relative underperformance. Third, as long-term investors, we believe that small and mid-cap stocks will produce superior returns over time. Finally, the market cap of a company is not prioritized when we evaluate a potential holding. Managing to a higher or lower average market cap within a band while trying to find the best investment opportunities is a tricky proposition.

In reviewing the year, we are pleased with the results produced by the Keeley Small Cap Dividend Value Fund on a relative basis for the fiscal year. The Keeley Mid Cap Dividend Value Fund, on the other hand, lagged its benchmark, but produced strong absolute returns and a good peer ranking.

We believe we have been thoughtful in evaluating the potential risks to portfolio performance that might arise from rising interest rates.

We think we have seen the worst of the small/large cap relative underperformance.

Overall, the market appears slightly overvalued in our opinion. With most of the world underperforming economically, however, conditions could become more favorable to growing earnings.

We are excited to report that the Keeley Mid Cap Dividend Value Fund recently turned three years old. In early December 2014, the Keeley Small Cap Dividend Value Fund celebrates its fifth anniversary. We wish to thank all of you who have entrusted us with some of your hard-earned money over the years. We will continue to work hard to justify that trust.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger securities, and may be subject to changes in interest rates. Dividend paying investments may not experience the same price appreciation as non-dividend paying investments; portfolio companies may choose not to pay a dividend or it may be less than anticipated. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team, and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

For the quarter ending September 30, 2014, the KEELEY Small Cap Value Fund (KSCVX) decreased 8.27 percent compared to a 7.36 percent fall for the Russell 2000 Index and an 8.58 percent decline in the Russell 2000 Value Index. Over the fiscal year ended September 30, 2014, the Fund rose 2.10 percent compared to a 3.93 percent increase for the Russell 2000 Index.

Although much of the past year proved to be positive for equities, the more recent market action has been much more volatile, raising concerns about the future direction of equity markets. The recent weakness was especially evident in small cap stocks, where the divergence between small- and large-cap stocks was substantial. The S&P 500 Index posted a positive return in the third quarter of 2014, climbing just over 1 percent compared to the broad sell-off that occurred in small and mid-cap companies. Heightened geopolitical risks were the primary culprit, as uncertainty in foreign markets added to global growth concerns and pressured investors to shun risk. Additional uncertainty here in the U.S., especially with regard to how markets will perform without any quantitative easing, added to investor’s concerns after the exceptional results in equities over the past five years.

Fortunately, economic news for the majority of the year was positive for the most part, as the economy seems to have recovered from the effects of the harsh winter months in early 2014. Gross Domestic Product (GDP) growth turned positive, but long-term projections remain subpar, especially given the potential for a tightening of the aggressive monetary policy instituted by the Federal Reserve since 2009.

Over the past year, performance from a sector perspective was mixed, with seven of ten economic sectors performing positively. Our sector allocation had a negative impact on the Fund over the trailing twelve-month period and was the primary cause of the Fund’s relative underperformance versus the benchmark. An underweight position in the strong performing healthcare sector detracted from the Fund’s returns, as did an overweight position in the lagging energy sector. Stock selection, however, made a positive contribution to the Fund’s performance over the past year, led by strong results in the consumer discretionary and technology sectors.

Core-Mark Holding Company Inc. (CORE) was the Fund’s best performing stock over the trailing twelve months after rising over 59 percent and adding 55 basis points of performance to the Fund’s portfolio. The convenience store supplier continued its impressive rise since our original purchase of the stock. Core-Mark was especially pleased with growth in higher margin areas such as fresh foods, as it benefits from increased fresh food offerings at gas station marts and drug store retailers.

Verint Systems Inc. (VRNT) was another strong contributor, climbing over 50 percent and adding 45 basis points of performance to the Fund’s portfolio. Shares of the maker of business intelligence software climbed sharply in September of 2014 after posting earnings results that exceeded expectations. Verint’s earnings were boosted by strong results from its Kana Software division, which was acquired earlier in the year.

The Fund’s largest detractor over the trailing twelve-month period was Hanger, Inc. (HGR), which fell over 38 percent and cost the portfolio 37 basis points of performance.

Shares of the patient care servicer fell sharply in August of 2014 after a disappointing earnings release. The company also reduced guidance for both revenue and earnings for the remainder of 2014 due to reimbursement issues and patient deferrals. This report placed a tremendous amount of pressure on the stock, and the remaining uncertainty regarding its longer-term outlook caused us to eliminate the position from the Fund in the third quarter of 2014.

The Fund’s energy holdings have proven to be very volatile over the past year. After strong results for much of the trailing twelve months, especially in the second quarter of 2014, the third quarter was very difficult. Although our stock selection in the sector contributed to the Fund’s results and caused it to outperform the sector on a relative basis, an overweight position to a sector that declined over 20 percent in the third quarter of 2014 clearly had a negative impact. Previously, we noted the potential for enhanced volatility from the Fund’s energy holdings, as these companies are still in the developmental stages of their life cycle. They also remain heavily tied to the price of the underlying commodity, which declined sharply in the third quarter of 2014 due to a rising U.S. dollar and concerns about a slowdown in global growth. Although we remain committed to the sector and are enthusiastic about the long-term potential of the Fund’s holdings, we did decide to reduce exposure to certain names that we believed to be either too volatile or lacking in adequate return potential versus the assumed risks.

Although we are admittedly concerned with the macroeconomic environment and the subsequent volatility in the small cap space in recent months, it is difficult to ignore the activity in one of our primary investment themes, corporate spin-offs. The environment over the past few years, and especially recently, has been exceptional. According to Spin-off Advisors, approximately 62 spin-offs are likely to be completed in 2014, which would be the second highest total since 2000, when 66 were completed. We believe there are a number of factors that are forcing this activity. For one, activist investors have become very prominent in recent years, especially hedge funds, and they recognize how breaking up a company can unlock significant value. Another factor is tied to the simple maturation of a number of industries, such as technology. Many tech companies are experiencing slowing growth but have smaller divisions that are now potentially large enough to stand on their own. eBay Inc. (EBAY) is an excellent example. Twenty years ago the stock was recognized as one of the pioneers of online retailing and although that remains a core business, PayPal is now considered a major franchise in online transactions and will most likely garner an attractive valuation.

Another factor is something we would call the “unwinding” of the conglomerate phase. Years ago, especially in the growth years of the late 1990’s, many companies grew substantially via acquisition only to find that little if any synergies existed. By spinning-off ill-fitting parts, management could increase its focus on core strengths, allowing each independent company to thrive under its own distinct strategic initiatives. The behavioral aspects of these changes also are very evident at the outset of the spin-off. The enthusiasm is very apparent when meeting with management, and their compensation is often properly aligned to provide key executives with the right incentives. Here at Keeley, we embrace this philosophy and are excited about the plethora of potential opportunities to discover value for the Fund. This is especially true in an environment that we believe is admittedly more difficult to find attractively priced investment ideas.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, S&P 500®** and Russell 2000®*** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2014

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	2.10%	13.81%	8.69%	11.79%
Class A (includes max 4 1/2% front-end load)	-2.50%	12.77%	8.19%	11.55%
Class I	2.36%	14.11%	N/A	4.68%
S&P 500® Index	19.73%	15.70%	8.11%	9.27%	(2)
Russell 2000® Index	3.93%	14.29%	8.19%	8.71%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the S&P 500® and Russell 2000® Indexes since the commencement date of the Keeley Small Cap Value Fund - Class I are 6.78% and 7.02% respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes and are not available for investment.

***	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

For the quarter ending September 30, 2014, the KEELEY Small Cap Dividend Value Fund (KSDVX) decreased 6.63 percent compared to an 8.58 percent decline for the Russell 2000 Value Index. Over the fiscal year ending September 30, 2014, the Fund increased 4.90 percent compared to a 4.13 percent increase for the Russell 2000 Value Index.

Volatility returned late in the third quarter of 2014, which helped the Fund outperform its benchmark over the past year. Positive stock selection was the primary driver of our strong relative results, although our sector allocation made a contribution as well. Additionally, market factors also made an impact over the past year. Many of the Fund’s defensive characteristics played a role, as dividend payers outperformed non-dividend payers in a volatile third quarter of 2014 and lower beta names outperformed higher beta names.

Over the trailing twelve-month period, strong stock selection in the financial sector was the key driver in the Fund’s performance versus its benchmark. Although sector allocation was positive in all ten economic sectors, our selection in financials accounted for the majority of our outperformance over the past year.

Within the financial sector, Protective Life Corporation (PL) was the top performing stock in both the Fund and the financial sector over the past year, after climbing over 62 percent and adding 134 basis points to our results. Shares of the financial services firm rose sharply in June of 2014 when Japan’s Dai-ichi Life Insurance Co. agreed to buy Protective Life for $5.7 billion. This deal was the largest ever by a Japanese insurer, and we elected to sell the position soon after the announcement.

Foot Locker Inc. (FL) was the second largest contributor over the past year after the athletic retailer climbed over 63 percent and added 77 basis points of return to the portfolio. The company continues to post strong earnings results and its shares set a new all-time high in the third quarter of 2014 when it announced earnings that handily exceeded expectations.

The Fund’s largest detractor over the past twelve months was Destination Maternity Corporation (DEST) after shares of the maternity apparel retailer dropped sharply in July of 2014. Over the trailing twelve month period, the shares declined over 37 percent and cost the Fund 52 basis points of performance. Shares were under pressure after the company reported a decline in net income amid very weak same store sales. They also failed in their bid to merge with British retailer Mothercare PLC, which put additional pressure on the stock. We elected to liquidate the position because we did not believe the trend in earnings will change anytime soon and the risk/reward scenario is not compelling on a longer-term basis.

Overall, we believe there are four main factors which drive the equity markets: the economy, interest rates, valuations, and sentiment. In our opinion, the current positioning of these factors taken together demonstrate that the market should be alright and that the worst part of relative underperformance by small cap stocks may have passed. We are thus sticking with our expectation of +/-5% in absolute performance for calendar year 2014 from the beginning of the year. That would equate to a bit more churning with no real upward progress in the fourth quarter. Regardless, we will continue to do what we do: seek out cheap stocks of good companies with some potential for improvement on the horizon. And with the additional volatility in recent months, we are clearly seeing a greater opportunity set available for us to perform our work.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2014

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	4.90%	18.85%	15.54%
Class A (includes max 4 1/2% front-end load)	0.17%	17.03%	14.45%
Class I	5.17%	19.14%	15.82%
Russell 2000® Value Index	4.13%	20.61%	14.04%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

For the quarter ending September 30, 2014, the KEELEY Small-Mid Cap Value Fund (KSMVX) decreased 6.22 percent compared to a 6.40 percent decline for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2014, the Fund increased 5.88 percent compared to a 9.88 percent rise in the Russell 2500 Value Index.

The Fund trailed its benchmark over the past year due to both negative sector allocation and stock selection. More specifically, underperforming stock selection and an overweight position in the lagging energy sector was a critical factor in the Fund’s relative underperformance. Additionally, an underweight position in financials, and specifically a lack of REIT holdings, had a negative impact on the Fund over the past year. Lastly, an underweight position in healthcare, which was the second best performing sector in the Russell 2500 Value Index, negatively impacted our results over the trailing twelve month period.

Civeo Corp. (CVEO) was the Fund’s largest detractor over the past year after shares fell sharply in September of 2014 when the company announced that it would not pursue conversion to a REIT and simultaneously announced a rather large reduction in guidance for the fourth quarter of 2014 and calendar year 2015 due to project deferrals in Canada. The stock fell over 50 percent and cost the Fund 54 basis points in performance. The reduction in earnings guidance, while never pleasant, is understandable, but the decision to not seek REIT status was both disappointing and confusing to us. Frankly, we’ve not seen a case where management’s rationale for a company being spun-off is so quickly abandoned. Activist investors who pressed the parent company for the spin-off are still involved and are seeking the resignation of the CEO. Nonetheless, the failure to seek a REIT election was a sufficient blow relative to our investment thesis, and we therefore elected to sell the stock.

The second largest detractor over the trailing twelve-month period was Hanger, Inc. (HGR), which declined over 38 percent and cost the fund 41 basis points of performance. Shares of the patient care servicer fell sharply in August of 2014 after a disappointing earnings release. The company also reduced guidance for both revenue and earnings for the remainder of 2014 due to reimbursement issues and patient deferrals. This report placed a tremendous amount of pressure on the stock, and the remaining uncertainty regarding its longer-term outlook caused us to eliminate the position in the third quarter of 2014.

The Fund’s best performing position over the past year was Hanesbrands Inc. (HBI), which climbed over 72 percent and added 69 basis points of performance to the Fund over the trailing twelve-month period. The consumer goods company has been an exceptional performer over the past few years, and its share price rose sharply in the second quarter after it announced a strategic acquisition of French lingerie manufacturer DBApparel in an all-cash deal. The purchase will give Hanesbrands full control over the respected Playtex and Wonderbra brands, and the company anticipates a number of synergies from a production and distribution perspective that should result in long-term cost savings.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2014

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	5.88%	26.74%	16.05%	8.09%
Class A (includes max 4 1/2% front-end load)	1.14%	24.82%	14.99%	7.39%
Class I	6.11%	27.03%	16.34%	8.36%
Russell 2500® Value Index	9.88%	22.82%	15.16%	7.48%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

For the quarter ending September 30, 2014, the KEELEY Mid Cap Value Fund (KMCVX) decreased 5.67 percent compared to a 2.65 percent decline for the Russell Mid Cap Value Index. Over the past fiscal year ending September 30, 2014, the Fund rose 8.98 percent compared to a 17.46 percent rise for the Russell Mid Cap Value Index. Despite strong absolute returns, the Fund failed to outpace a very strong benchmark over the past year. Both stock selection and sector allocation negatively impacted the Fund. Although an overweight to the lagging energy sector hurt relative performance, stock selection was the primary cause of the Fund’s poor relative results, as holdings in the consumer discretionary, materials, and financial sector all negatively impacted the portfolio over the past year.

Civeo Corp. (CVEO) was the Fund’s largest detractor over the past year after shares fell sharply in September of 2014 when it announced that earnings results for the end of 2014 and early 2015 would be worse than expected. The company also announced that it will not pursue REIT status as previously anticipated. The news shocked investors especially after management was very clear early in the year that a REIT structure was part of the strategic plan. The near-term uncertainty and poor outlook of Civeo’s core business, coupled with the surprise decision to forego REIT status, caused us to eliminate the position.

Holdings in the consumer discretionary sector had a negative impact over the past year, and GNC Holdings Inc. (GNC) was the third largest detractor after falling over 30 percent over the trailing twelve months and costing the Fund 57 basis points of performance. The specialty retailer of health and wellness products fell sharply in February of 2014 after posting disappointing earnings results. After initially holding onto the shares, we decided to eliminate the position due to continued uncertainty over earnings, and we believe there existed better opportunities for capital deployment.

Genworth Financial (GNW) was the Fund’s largest detractor in the financial sector, after falling over 26 percent and detracting 52 basis points of return from the Fund. The company announced an addition to reserves for purposes of covering potential loss exposure to long-term care insurance provided to its earliest customers. This was not an unknown risk to us, as we did factor this into our thinking when we established the position for the Fund. However, while the reserve build was in-line with our projections, it was still a negative surprise to the street. Our view with respect to long-term care is that states will allow for premium increases, sometimes sizeable, as GNW (and others providing this insurance) are last line defenses for patients who would otherwise likely end up in Medicaid and exacerbate state budget situations. Unfortunately, a mismatch in timing sometimes occurs as claims rise first, and then reserves are lifted followed by a request for premium increases. As of the date of this letter, we feel GNW is relatively inexpensive and may be in a good position to seek premium relief even as it continues to restructure its business in both long-term care and mortgage insurance. The position, however, remains subject to heightened scrutiny for possible sale given the near-term uncertainty surrounding its outlook.

United Rentals Inc. (URI) was the Fund’s top performing position over the past year after rising over 90 percent and adding 153 basis points of performance to the Fund. The equipment rental company reached an all-time high during the third quarter of 2014 after posting earnings results that exceeded expectations. The company also increased the lower end of its revenue guidance for fiscal 2014. Toward the end of September of 2014, the stock also was added to the S&P 500 Index.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A, Russell Midcap® Value Index ** and S&P MidCap 400® Index***

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2014

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	8.98%	22.48%	14.09%	5.06%
Class A (includes max 4 1/2% front-end load)	4.06%	20.62%	13.05%	4.53%
Class I	9.20%	22.79%	14.36%	1.75%
Russell Midcap® Value Index	17.46%	24.72%	17.24%	8.55%	(2)
S&P MidCap 400® Index	11.82%	22.43%	16.37%	8.98%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of the Keeley Mid Cap Value Fund - Class A. The returns for the Russell Midcap® Value Index and S&P MidCap 400® Index since the commencement date of the Keeley Mid Cap Value Fund - Class I are 8.54% and 8.83%, respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-cap range of U.S. equity securities. These index figures do not reflect any deduction for fees, expenses of taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

In the third quarter of 2014, the KEELEY Mid Cap Dividend Value Fund (KMDVX) fell 2.17 percent compared to a 2.65 percent decrease for the Russell Mid Cap Value Index. Over the fiscal year ending September 30, 2014, the Fund increased 15.37 percent compared to a 17.46 percent increase for the Russell Mid Cap Value Index.

Over the past year, the Fund trailed the Russell Mid Cap Value Index due in large part to our sector allocation, as our stock selection made a positive contribution. From a sector perspective, an underweight position in healthcare, which was the second best performing sector in the Russell Mid Cap Value Index over the past year, was the key factor in the Fund’s relative underperformance. Stock selection made a positive contribution over the past year, and the Fund’s holdings in the industrial and financial sectors were especially strong over that time period.

The Fund’s top performing position over the past year was Avago Technologies (AVGO) which climbed over 101 percent and added 138 basis points of performance to the Fund. Shares of the semiconductor manufacturer rose sharply in September of 2014 after posting strong earnings results amid positive momentum in the smartphone market where they boast Apple as a customer. Also, due to its strong cash flow, the company announced a dividend increase of 10.3 percent year-over-year.

Another strong contributor over the past year was Foot Locker Inc. (FL) which has been a top performer for a number of years. Shares of the athletic retailer climbed over 63 percent and added 111 basis points of performance to the Fund over the past year. Foot Locker is benefiting from a strengthening economy as well as strong momentum from a number of their key partners, such as Nike. The company also has demonstrated an impressive pattern of earnings and revenue growth over the past two years despite challenging profit margins.

The largest detractor over the past year was SeaWorld Entertainment Inc. (SEAS), which fell over 36 percent and cost the Fund 37 basis points of return. Shares of the theme park and entertainment company were negatively impacted after a disappointing earnings report in the third quarter of 2014 that was combined with poor forward looking guidance. We sold the stock upon the news due to uncertainty surrounding future earnings.

Leidos Holdings (LDOS) was the Fund’s second largest detractor over the past year, after shares declined over 24 percent and detracted 25 basis points of return from the Fund. Shares of the engineering solutions company tumbled late in the first quarter of 2014 after announcing disappointing future guidance and the departure of their COO.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2014

	1-Year	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	15.37%	22.78%
Class A (includes max 4 1/2% front-end load)	10.19%	20.92%
Class I	15.65%	23.08%
Russell Midcap® Value Index	17.46%	26.46%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

For the quarter ending September 30, 2014, the KEELEY All Cap Value Fund (KACVX) decreased 4.74 percent compared to a 0.87 percent decline for the Russell 3000 Value Index. Over the fiscal year ending September 30, 2014, the Fund rose 11.52 percent compared to a 17.66 percent rise for the Russell 3000 Value Index. Although we were pleased with the absolute returns for the Fund during the year, we always strive to outpace our peers and benchmark, and the Fund was unable to do so over the past year. Although our sector allocation had a negative impact on the Fund’s results, the primary cause of underperformance was stock selection, specifically in the technology and financial sectors. The Fund was impacted by both what it owned and what it didn’t own inside the benchmark, and the volatility during the third quarter of 2014 was especially difficult.

Civeo Corp. (CVEO) was the Fund’s largest detractor over the past year after shares fell sharply in September of 2014 when the company announced that it would not pursue conversion to a REIT and simultaneously announced a rather large reduction in guidance for the fourth quarter of 2014 and calendar year 2015 due to project deferrals in Canada. The stock fell over 44 percent and cost the Fund 58 basis points in performance. The reduction in earnings guidance, while never pleasant, is understandable, but the decision not to seek a REIT election was both disappointing and confusing to us. Frankly, we’ve not seen a case where management’s rationale for a spin-off is so quickly abandoned. Activist investors, who pushed the company to split, are now asking for the resignation of the CEO. Nonetheless, the failure to seek REIT status was a sufficient blow relative to our investment thesis, and we therefore exited the position.

Walter Investment Management (WAC) was the Fund’s second largest detractor and a key factor in the Fund’s challenges within the financial sector over the past year. The mortgage servicer had been a long-term positive contributor to the Fund, a company that was spun-out of Walter Energy many years ago. The stock fell over 30 percent and cost the portfolio 43 basis points of return over the trailing twelve-month period. The Consumer Financial Protection Bureau (CFPB) announced plans to evaluate various business practices at Walter Investment Management’s Green Tree servicing subsidiary. Since the CFPB was not even created when we initially purchased the security, the financial impacts of its regulatory findings and enforcement recommendations are unknown. We thus elected to liquidate the position in the first quarter of 2014 based upon this news and the corresponding uncertainties.

The Fund’s top-performing position over the past year was Hewlett-Packard Company (HPQ) which climbed over 68 percent and added 80 basis points of performance to the Fund. In part due to stretched valuations in smaller cap names, but also due to opportunity, we have found attractive ideas in the larger cap space over the past year. One reason for the expanded opportunity set is that many larger cap names, which are starved for growth, are continually looking for ways to restructure and unlock hidden value. This is a cornerstone of our investment philosophy and after years of expansion through acquisition, many companies are trying to unwind the transactions that lacked synergy, allowing new management to come in and restore focus on growth of their core businesses. Late in 2013, we added several larger-cap names in technology, including Microsoft (MSFT) and Hewlett Packard. At the time both companies were in the early stages of restructuring that we thought could lead to greater levels of profitability and returns. Despite some of the near-term challenges they faced at the time, both produced enviable levels of free cash flow which was difficult to ignore. Each company has performed well since the inception of the Fund’s purchase of the stock and are excellent examples of larger companies that had become stagnant and were in desperate need of restructuring in attempting to unlock value. While valuations are obviously higher today than our original investment, both companies continue to maintain relatively strong balance sheets, and may potentially build more value in the future as the restructuring process unfolds.

In summary, although the Fund has posted positive absolute returns so far in 2014, it seems like it has been quite a brawl to get here. As we are under no illusions that it will get any easier, we are prepared to do what we always do – work diligently looking for companies that we believe are inefficiently priced because they are misunderstood as they change. We believe that by remaining consistent in our investment approach, we will be rewarded over the long-term, even with pockets of volatility along the way. As always, we thank you for your trust in us as investors.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2014

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	11.52%	24.04%	15.35%	7.59%
Class A (includes max 4 1/2% front-end load)	6.52%	22.17%	14.31%	7.00%
Class I	11.78%	24.38%	15.63%	5.10%
Russell 3000® Value Index	17.66%	23.67%	15.08%	6.98%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 5.97%.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Alternative Value Fund (KALVX - KALIX)

For the quarter ending September 30, 2014, the KEELEY Alternative Value Fund (KALVX) decreased 4.82 percent compared to a 1.13 percent increase for the S&P 500 Index and a 6.40 percent decline for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2014, the Fund fell 0.19 percent compared to a 19.73 percent increase for the S&P 500 Index and a 9.88 percent rise for the Russell 2500 Value Index. For much of the trailing twelve-month period, the Fund maintained some degree of a short-hedge, which negatively impacted returns in a very strong market for equities until late in the third quarter of 2014. Additionally, the underlying long portfolio underperformed its benchmark, and those two factors were the primary contributors leading to the Fund’s poor relative and absolute returns during the past year.

The long portfolio was negatively impacted by poor stock selection and an overweight position in the lagging energy sector, which was the worst performing sector in the Russell 2500 Value Index over the past year. The Fund was also hurt by negative stock selection in the financials and health care sectors.

Broadmark Asset Management LLC (“Broadmark”), the Fund’s sub-adviser, provides the tactical hedge on the portfolio, and its decision is driven primarily by macroeconomic factors such as investment sentiment, valuations, and momentum. Although Broadmark believes that the direction in equity markets is determined by monetary factors and credit conditions, within the longer cycle they also recognize that there will be corrections driven by investor sentiment, based upon the reality that most classes of investors are wrong at extremes. The S&P 500 recently corrected approximately 4.5 percent from high to low, improving Broadmark’s sentiment models to positive on a short-term basis yet neutral and improving on an intermediate-term basis.

Broadmark’s investment process was designed by looking back over the past 100 years at all conditions preceding economic recoveries and bull markets and those preceding economic recessions and bear markets. From a valuation standpoint, Broadmark considers trailing median S&P 500 Price-to-Earnings (P/E) ratios, which appear moderately overvalued on an absolute basis. However, when adjusted for inflation and interest rates, P/E ratios appear average on a historical basis. Some longer term measures of valuation are extreme. For example, Price to Sales is at an all-time high, exceeding both 2000 and 2007.

The way Broadmark ties these observations together is with a series of momentum models, which look at various measures of the overall health of the market. Group behavior, inter-sector behavior and overall participation are critical. Over the past few months, Broadmark has seen a narrowing effect expressed in the underperformance of small cap stocks (Russell 2000) and the percent of stocks making new highs and trading above their ten and thirty week moving averages lagging. Broadmark monitors overall participation of the market in order to gauge the health of any rally. If it perceives a resumption in momentum divergences when the rally occurs, that could be worrisome.

Looking ahead, once credit conditions and interest rates shift, Broadmark expects to see a shift in the market. If spreads remain tame, possibly only a minor correction will be in the cards. However, if spreads widen, there may be danger that a steeper decline looms in the future. The key to the long-term success of Broadmark’s strategy has been avoiding large drawdowns. Its goal is to have reasonably high exposure in bull markets and recoveries, and reduced exposure in bear markets and recessions. Broadmark will continue to monitor the critical elements of its process listed above and adjust market exposure accordingly.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2014

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	-0.19%	11.67%	5.59%
Class A (includes max 4 1/2% front-end load)	-4.64%	9.97%	4.52%
Class I	0.09%	12.00%	5.90%
S&P 500® Index	19.73%	22.99%	14.53%
Russell 2500® Value Index	9.88%	22.82%	13.23%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2014

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$946.70	1.35%	$6.59
Small Cap Dividend Value Fund	1,000.00	945.50	1.39%	6.78
Small-Mid Cap Value Fund	1,000.00	966.30	1.39%	6.85
Mid Cap Value Fund	1,000.00	972.70	1.39%	6.87
Mid Cap Dividend Value Fund	1,000.00	1,031.10	1.39%	7.08
All Cap Value Fund	1,000.00	993.50	1.39%	6.95
Alternative Value Fund	1,000.00	969.40	2.33%	11.50

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$948.00	1.10%	$5.37
Small Cap Dividend Value Fund	1,000.00	946.40	1.14%	5.56
Small-Mid Cap Value Fund	1,000.00	967.50	1.14%	5.62
Mid Cap Value Fund	1,000.00	973.60	1.14%	5.64
Mid Cap Dividend Value Fund	1,000.00	1,032.30	1.14%	5.81
All Cap Value Fund	1,000.00	994.60	1.14%	5.70
Alternative Value Fund	1,000.00	971.60	2.08%	10.28

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2014

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.30	1.35%	$6.83
Small Cap Dividend Value Fund	1,000.00	1,018.10	1.39%	7.03
Small-Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Dividend Value Fund	1,000.00	1,018.10	1.39%	7.03
All Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Alternative Value Fund	1,000.00	1,013.39	2.33%	11.76

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.55	1.10%	$5.57
Small Cap Dividend Value Fund	1,000.00	1,019.35	1.14%	5.77
Small-Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Dividend Value Fund	1,000.00	1,019.35	1.14%	5.77
All Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Alternative Value Fund	1,000.00	1,014.64	2.08%	10.50

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 100.00%
	Aerospace & Defense – 1.10%
1,737,000	GenCorp, Inc. (a)(b)	$27,739,890

	Auto Components – 1.94%
1,509,325	American Axle & Manufacturing Holdings, Inc. (a)	25,311,380
1,586,500	Federal Mogul Corp. (a)	23,591,255

		48,902,635

	Building Products – 2.17%
488,928	A.O. Smith Corporation	23,116,516
1,627,500	NCI Building Systems, Inc. (a)	31,573,500

		54,690,016

	Capital Markets – 0.98%
350,500	Gamco Investors, Inc. (c)	24,794,370

	Chemicals – 3.02%
1,169,400	Chemtura Corp. (a)	27,282,102
510,000	Sensient Technologies Corp.	26,698,500
852,500	Tronox Ltd.	22,207,625

		76,188,227

	Commercial Banks – 6.25%
1,278,500	BancorpSouth, Inc.	25,748,990
907,000	Glacier Bancorp, Inc.	23,455,020
960,000	Synovus Financial Corp.	22,694,400
493,275	UMB Financial Corp.	26,908,151
1,187,534	Union Bankshares Corp.	27,432,036
703,500	Wintrust Financial Corp.	31,425,345

		157,663,942

	Commercial Services & Supplies – 1.21%
1,361,482	Ritchie Bros. Auctioneers	30,483,582

	Communications Equipment – 1.18%
3,250,508	Mitel Networks Corp. (a)	29,742,148

Shares		Value
	Computer & Peripherals – 1.19%
849,255	Diebold, Inc. (b)	$29,995,687

	Construction & Engineering – 0.17%
640,000	Furmanite Corporation (a)	4,326,400

	Consumer Finance – 1.02%
3,017,500	SLM Corp.	25,829,800

	Distributors – 1.09%
520,000	Core Mark Holding Company, Inc.	27,580,800

	Diversified Consumer Services – 3.07%
1,414,476	Carriage Services, Inc. (b)(c)	24,512,869
981,160	Hillenbrand, Inc. (b)	30,308,032
636,000	Sothebys (b)	22,717,920

		77,538,821

	Diversified Financial Services – 1.07%
829,341	Air Lease Corp.	26,953,582

	Electric Utilities – 0.97%
549,900	Allete, Inc.	24,410,061

	Electrical Equipment – 1.88%
727,708	Franklin Electric, Inc.	25,280,576
546,500	Generac Holdings, Inc. (a)(b)	22,155,110

		47,435,686

	Electronic Equipment, Instruments & Components – 0.95%
905,000	Knowles Corp. (a)	23,982,500

	Energy Equipment & Services – 3.06%
932,000	C&J Energy Services, Inc. (a)	28,472,600
1,214,563	Helix Energy Solutions Group, Inc. (a)(b)	26,793,260
355,000	Oil States International, Inc. (a)	21,974,500

		77,240,360

	Food Products – 1.79%
1,000,000	Flowers Foods, Inc. (b)	18,360,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Food Products – (continued)
332,000	TreeHouse Foods, Inc. (a)	$26,726,000

		45,086,000

	Gas Utilities – 0.77%
568,000	One Gas, Inc.	19,454,000

	Health Care Equipment & Supplies – 2.44%
789,000	Alere, Inc. (a)(b)	30,597,420
1,017,500	Wright Medical Group, Inc. (a)	30,830,250

		61,427,670

	Home Furnishings – 1.04%
635,000	Fortune Brands Home & Security, Inc.	26,104,850

	Hotels, Restaurants & Leisure – 8.88%
522,000	BJs Restaurants, Inc. (a)	18,786,780
3,281,021	Carrols Restaurant Group, Inc. (a)(c)	23,328,059
4,743,850	Denny’s Corp. (a)(c)	33,349,266
626,500	Fiesta Restaurant Group, Inc. (a)	31,124,520
1,731,200	Intrawest Resorts Holdings, Inc. (a)(b)	16,740,704
175,000	Jack In The Box, Inc.	11,933,250
465,000	Marriott Vacations Worldwide Corp. (a)	29,485,650
705,990	Popeyes Louisiana Kitchen, Inc. (a)	28,592,595
355,500	Vail Resorts, Inc. (b)	30,843,180

		224,184,004

	Household Durables – 1.65%
1,206,500	Taylor Morrison Home Corp. (a)	19,569,430
1,711,078	Tri Pointe Homes, Inc. (a)	22,141,349

		41,710,779

	Household Products – 1.17%
326,500	Spectrum Brands Holdings, Inc.	29,558,045

Shares		Value
	Industrial Conglomerates – 1.14%
642,000	ITT Corp.	$28,851,480

	Insurance – 2.37%
1,238,569	American Equity Investment Life Holding Co. (b)	28,338,459
513,900	Hanover Insurance Group, Inc.	31,563,738

		59,902,197

	Internet & Catalog Retail – 1.20%
886,560	FTD Companies, Inc. (a)	30,240,562

	IT Services – 3.03%
972,500	Corelogic, Inc. (a)	26,325,575
1,290,500	Evertec, Inc.	28,829,770
194,000	Wex, Inc. (a)	21,402,080

		76,557,425

	Machinery – 10.96%
827,452	Actuant Corp. – Class A	25,253,835
438,500	EnPro Industries, Inc. (a)(b)	26,542,405
804,000	Esco Technologies, Inc.	27,963,120
1,121,384	Harsco Corp.	24,008,831
1,056,824	John Bean Technologies Corp.	29,728,459
600,000	L.B. Foster Co. (c)	27,564,000
936,500	Manitowoc, Inc.	21,960,925
378,000	RBC Bearings, Inc.	21,432,600
1,084,790	Rexnord Corp. (a)	30,862,276
433,500	Tennant Co.	29,083,515
289,500	Timken Co.	12,271,905

		276,671,871

	Media – 2.27%
1,341,700	E.W. Scripps Company (a)(b)	21,883,127
948,000	Starz (a)	31,359,840
175,000	Time, Inc. (a)	4,100,250

		57,343,217

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Metals & Mining – 2.13%
450,000	Commercial Metals Co.	$7,681,500
349,000	Kaiser Aluminum Corp.	26,600,780
420,500	Timkensteel Corp.	19,549,045

		53,831,325

	Multi-Utilities – 1.21%
763,840	Vectren Corp.	30,477,216

	Oil, Gas & Consumable Fuels – 5.51%
549,081	Bonanza Creek Energy, Inc. (a)	31,242,709
803,000	RSP Permian, Inc. (a)	20,524,680
1,000,235	Sanchez Energy Corp. (a)(b)	26,266,171
2,494,054	Synergy Resources Corp. (a)	30,402,518
2,772,231	Triangle Petroleum Corp. (a)(b)	30,522,263

		138,958,341

	Paper & Forest Products – 2.15%
397,500	Clearwater Paper Corp. (a)	23,893,725
1,082,000	Kapstone Paper & Packaging Corp. (a)	30,263,540

		54,157,265

	Pharmaceuticals – 1.08%
844,159	Prestige Brands Holdings, Inc. (a)	27,325,427

	Real Estate Investment Trusts (REITs) – 4.44%
828,884	Gaming & Leisure Properties, Inc. (b)	25,612,515
675,000	Ryman Hospitality Properties, Inc. (b)	31,927,500
1,143,057	Sabra Health Care REIT, Inc.	27,799,146
2,434,613	Spirit Realty Capital, Inc. (b)	26,707,705

		112,046,866

	Real Estate Management & Development – 0.99%
1,412,730	Forestar Group, Inc. (a)(b)	25,033,576

Shares		Value
	Road & Rail – 0.96%
255,000	Genesee & Wyoming, Inc. (a)	$24,304,050

	Semiconductors & Semiconductor Equipment – 1.10%
1,781,400	Fairchild Semiconductor International, Inc. (a)	27,665,142

	Software – 1.29%
584,844	Verint Systems, Inc. (a)	32,523,175

	Specialty Retail – 2.27%
921,500	CST Brands, Inc.	33,127,925
596,500	Penske Automotive Group, Inc.	24,211,935

		57,339,860

	Thrifts & Mortgage Finance – 4.20%
463,500	Iberiabank Corp. (b)	28,973,385
1,530,500	Provident Financial Services, Inc.	25,054,285
1,755,692	United Financial Bancorp, Inc.	22,279,731
1,236,000	ViewPoint Financial Group	29,589,840

		105,897,241

	Trading Companies & Distributors – 1.64%
747,466	Kaman Corp.	29,375,414
397,500	Now, Inc. (a)(b)	12,087,975

		41,463,389

	Total Common Stocks (Cost $2,016,992,325)	$2,523,613,480

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Principal Amount		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 2.96%
	Repurchase Agreements – 2.81%
$70,984,000	Credit Suisse Repurchase Agreement, (Dated 9/30/2014), 0.00% (d), due 10/1/2014, (Repurchased proceeds $70,984,000); [Collateralized by $181,384,900 in U.S. Treasury STRIPs, 2.75 – 4.25%, 11/15/40 – 05/15/44 (Market Value $72,404,222)]	$70,984,000

Shares
	Money Market Funds – 0.15%
2,144,083	Dreyfus Institutional Cash Advantage Fund, 0.06%	2,144,083
1,711,843	Goldman Sachs Financial Square Money Market Fund, 0.05%	1,711,843

		3,855,926

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $74,839,926)	$74,839,926

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
916	Fidelity Institutional Money Market Portfolio, 0.04%	$916

	Total Short Term Investments (Cost $916)	$916

	Total Investments – 102.96%
	(Cost $2,091,833,167)	$2,598,454,322
	Liabilities in Excess of Other Assets – 2.96%	(74,713,220)

	TOTAL NET ASSETS – 100.00%	$2,523,741,102

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2f in the Notes to the Financial Statements.

(c)	Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

(d)	Percentage is less than 0.005%.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 99.11%
	Auto Components – 0.71%
61,870	Superior Industries International, Inc.	$1,084,581

	Capital Markets – 3.07%
99,187	Manning & Napier, Inc.	1,665,350
108,303	Silvercrest Asset Management Group, Inc. – Class A	1,475,087
81,500	Solar Cap Ltd.	1,522,420

		4,662,857

	Chemicals – 2.95%
51,230	Innophos Holdings, Inc.	2,822,261
50,600	Rayonier Advanced Materials, Inc.	1,665,246

		4,487,507

	Commercial Banks – 10.01%
141,100	BancorpSouth, Inc.	2,841,754
100,200	Columbia Banking System, Inc.	2,485,962
117,000	FirstMerit Corp.	2,059,200
124,000	Glacier Bancorp, Inc.	3,206,640
79,500	Union Bankshares Corp.	1,836,450
62,700	Wintrust Financial Corp.	2,800,809

		15,230,815

	Commercial Services & Supplies – 1.52%
42,000	Deluxe Corp.	2,316,720

	Communications Equipment – 1.19%
88,400	Adtran, Inc.	1,814,852

	Construction & Engineering – 2.52%
199,000	Great Lakes Dredge & Dock Corp. (a)	1,229,820
97,100	Primoris Services Corp.	2,606,164

		3,835,984

	Electric Utilities – 4.10%
39,800	Allete, Inc.	1,766,722
62,800	El Paso Electric Co.	2,295,340
87,587	PNM Resources, Inc.	2,181,792

		6,243,854

Shares		Value
	Electrical Equipment – 2.59%
49,501	AZZ, Inc.	$2,067,657
29,100	Regal Beloit Corp.	1,869,675

		3,937,332

	Electronic Equipment, Instruments & Components – 3.70%
164,815	AVX Corp.	2,188,743
176,140	Daktronics, Inc.	2,164,761
1,898	MTS Systems Corp.	129,558
114,364	Richardson Electronics Ltd.	1,142,496

		5,625,558

	Energy Equipment & Services – 2.44%
28,700	Bristow Group, Inc.	1,928,640
45,600	Tidewater, Inc.	1,779,768

		3,708,408

	Food Products – 1.76%
30,400	Sanderson Farms, Inc.	2,673,680

	Gas Utilities – 2.37%
58,100	One Gas, Inc.	1,989,925
30,200	South Jersey Industries, Inc.	1,611,472

		3,601,397

	Health Care Equipment & Supplies – 1.95%
34,161	CONMED Corporation	1,258,491
96,500	Meridian Bioscience, Inc.	1,707,085

		2,965,576

	Health Care Providers & Services – 2.22%
21,100	Chemed Corp.	2,171,190
36,700	Owens & Minor, Inc.	1,201,558

		3,372,748

	Hotels, Restaurants & Leisure – 3.70%
38,600	Bob Evans Farms, Inc.	1,827,324
132,965	Einstein Noah Restaurant Group, Inc.	2,680,574
58,569	Interval Leisure Group, Inc.	1,115,740

		5,623,638

	Household Durables – 1.01%
30,751	Nacco Industries, Inc.	1,529,247

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Insurance – 3.52%
45,000	Arthur J. Gallagher & Co.	$2,041,200
51,604	FBL Financial Group, Inc.	2,306,699
12,600	Reinsurance Group of America, Inc.	1,009,638

		5,357,537

	IT Services – 1.79%
155,500	EPIQ Systems, Inc.	2,730,580

	Machinery – 3.92%
37,100	Dynamic Materials Corp.	706,755
135,635	Global Power Equipment Group, Inc.	2,020,961
79,800	Harsco Corp.	1,708,518
54,300	John Bean Technologies Corp.	1,527,459

		5,963,693

	Metals & Mining – 1.37%
122,000	Commercial Metals Co.	2,082,540

	Multi-line Retail – 0.99%
87,900	Stage Stores, Inc.	1,503,969

	Multi-Utilities – 0.96%
32,300	Northwestern Corp.	1,465,128

	Oil, Gas & Consumable Fuels – 3.38%
174,000	Alon USA Energy, Inc.	2,498,640
66,400	World Fuel Services Corp.	2,650,688

		5,149,328

	Paper & Forest Products – 1.23%
85,170	P.H. Glatfelter Company	1,869,482

	Real Estate Investment Trusts (REITs) – 14.72%
70,500	Aviv REIT, Inc.	1,857,675
303,200	CorEnergy Infrastructure Trust, Inc.	2,267,936
102,211	Chatham Lodging Trust	2,359,030
223,300	EdR	2,295,524
22,400	Equity Lifestyle Properties, Inc.	948,864
301,500	Gramercy Property Trust, Inc.	1,736,640
56,400	Ryman Hospitality Properties, Inc.	2,667,720
67,855	Sabra Health Care REIT, Inc.	1,650,233

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
147,966	Spirit Realty Capital, Inc.	$1,623,187
130,900	STAG Industrial, Inc.	2,710,939
211,100	Summit Hotel Properties, Inc.	2,275,658

		22,393,406

	Semiconductors & Semiconductor Equipment – 3.59%
192,491	Cohu, Inc.	2,304,117
175,300	Cypress Semiconductor Corp.	1,731,087
136,361	IXYS Corp.	1,431,791

		5,466,995

	Specialty Retail – 3.40%
71,600	CST Brands, Inc.	2,574,020
46,600	Foot Locker, Inc.	2,593,290

		5,167,310

	Textiles, Apparel & Luxury Goods – 1.42%
119,251	Culp, Inc.	2,164,406

	Thrifts & Mortgage Finance – 7.74%
70,000	Berkshire Hills Bancorp, Inc.	1,644,300
37,500	Iberiabank Corp.	2,344,125
116,200	Oritani Financial Corp.	1,637,258
119,300	Provident Financial Services, Inc.	1,952,941
154,000	United Financial Bancorp, Inc.	1,954,260
93,696	ViewPoint Financial Group	2,243,082

		11,775,966

	Trading Companies & Distributors – 2.15%
56,000	Kaman Corp.	2,200,800
34,200	Textainer Group Holdings Ltd.	1,064,304

		3,265,104

	Transportation Infrastructure – 1.12%
25,500	Macquarie Infrastructure Company LLC	1,700,850

	Total Common Stocks (Cost $133,781,129)	$150,771,048

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	SHORT TERM INVESTMENTS – 0.09%
	Money Market Funds – 0.09%
136,072	Fidelity Institutional Money Market Portfolio, 0.04%	$136,072

	Total Short Term Investments (Cost $136,072)	$136,072

	Total Investments – 99.20%
	(Cost $133,917,201)	$150,907,120
	Other Assets in Excess of Liabilities – 0.80%	1,221,502

	TOTAL NET ASSETS – 100.00%	$152,128,622

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 97.52%
	Aerospace & Defense – 0.98%
181,500	GenCorp, Inc. (a)	$2,898,555

	Auto Components – 2.08%
109,000	Allison Transmission Holdings, Inc.	3,105,410
50,000	Delphi Automotive PLC	3,067,000

		6,172,410

	Building Products – 1.10%
69,000	A.O. Smith Corporation	3,262,320

	Capital Markets – 2.68%
75,000	Legg Mason, Inc.	3,837,000
65,000	Oaktree Capital Group LLC	3,321,500
58,000	Silvercrest Asset Management Group, Inc. –Class A	789,960

		7,948,460

	Chemicals – 2.58%
33,000	Ashland, Inc.	3,435,300
181,700	Chemtura Corp. (a)	4,239,061

		7,674,361

	Commercial Banks – 3.75%
300,000	Investors Bancorp, Inc.	3,039,000
76,000	UMB Financial Corp.	4,145,800
88,100	Wintrust Financial Corp.	3,935,427

		11,120,227

	Commercial Services & Supplies – 3.02%
137,000	Civeo Corp.	1,590,570
93,000	Copart, Inc. (a)	2,912,295
136,900	Iron Mountain, Inc.	4,469,785

		8,972,650

	Communications Equipment – 1.39%
451,900	Mitel Networks Corp. (a)	4,134,885

	Computers & Peripherals – 1.13%
100,000	NCR Corp. (a)	3,341,000

	Consumer Finance – 1.39%
483,000	SLM Corp.	4,134,480

Shares		Value
	Diversified Consumer Services – 2.15%
193,000	Carriage Services, Inc.	$3,344,690
85,000	Sothebys	3,036,200

		6,380,890

	Diversified Financial Services – 3.30%
93,000	Air Lease Corp.	3,022,500
75,500	CIT Group, Inc.	3,469,980
119,000	Fidelity National Financial, Inc.	3,301,060

		9,793,540

	Electrical Equipment – 0.97%
70,700	Generac Holdings, Inc. (a)	2,866,178

	Electronic Equipment, Instruments & Components – 0.98%
110,000	Knowles Corp. (a)	2,915,000

	Energy Equipment & Services – 3.64%
138,500	Helix Energy Solutions Group, Inc. (a)	3,055,310
63,000	Oil States International, Inc. (a)	3,899,700
117,000	Superior Energy Services, Inc.	3,845,790

		10,800,800

	Food Products – 0.99%
160,500	Flowers Foods, Inc.	2,946,780

	Gas Utilities – 1.06%
45,000	National Fuel Gas Co.	3,149,550

	Health Care Equipment & Supplies – 2.34%
93,000	Alere, Inc. (a)	3,606,540
110,000	Wright Medical Group, Inc. (a)	3,333,000

		6,939,540

	Health Care Providers & Services – 1.29%
51,000	Cardinal Health, Inc.	3,820,920

	Home Furnishings – 1.14%
82,500	Fortune Brands Home & Security, Inc.	3,391,575

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Hotels, Restaurants & Leisure – 6.28%
489,000	Denny’s Corp. (a)	$3,437,670
77,500	Fiesta Restaurant Group, Inc. (a)	3,850,200
58,000	Jack In The Box, Inc.	3,955,020
61,000	Marriott Vacations Worldwide Corp. (a)	3,868,010
43,500	Wyndham Worldwide Corp.	3,534,810

		18,645,710

	Household Durables – 2.29%
66,000	Jarden Corp. (a)	3,967,260
218,500	Tri Pointe Homes, Inc. (a)	2,827,390

		6,794,650

	Household Products – 1.34%
44,000	Spectrum Brands Holdings, Inc.	3,983,320

	Industrial Conglomerates – 2.64%
98,200	ITT Corp.	4,413,108
77,000	Tyco International Ltd.	3,431,890

		7,844,998

	Insurance – 2.30%
92,200	Arthur J. Gallagher & Co.	4,182,192
202,000	Genworth Financial, Inc. (a)	2,646,200

		6,828,392

	Internet & Catalog Retail – 1.23%
107,000	FTD Companies, Inc. (a)	3,649,770

	IT Services – 2.62%
98,000	Broadridge Financial Solutions, Inc.	4,079,740
33,500	Wex, Inc. (a)	3,695,720

		7,775,460

	Machinery – 7.74%
43,000	EnPro Industries, Inc. (a)	2,602,790
96,000	Esco Technologies, Inc.	3,338,880
139,000	John Bean Technologies Corp.	3,910,070
111,000	Manitowoc, Inc.	2,602,950
123,700	Rexnord Corp. (a)	3,519,265
77,600	Timken Co.	3,289,464
46,000	Wabtec Corp.	3,727,840

		22,991,259

Shares		Value
	Media – 3.68%
64,000	Lamar Advertising Co.	$3,152,000
108,000	Starz (a)	3,572,640
63,800	Tribune Co. (a)	4,198,040

		10,922,680

	Metals & Mining – 2.25%
188,000	Commercial Metals Co.	3,209,160
45,600	Kaiser Aluminum Corp.	3,475,632

		6,684,792

	Multi-Utilities – 1.18%
87,500	Vectren Corp.	3,491,250

	Oil, Gas & Consumable Fuels – 4.70%
66,000	Bonanza Creek Energy, Inc. (a)	3,755,400
52,600	Energen Corp.	3,799,824
127,000	Rice Energy, Inc. (a)	3,378,200
115,000	Sanchez Energy Corp. (a)	3,019,900

		13,953,324

	Real Estate Investment Trusts (REITs) – 6.13%
132,505	Corrections Corporation of America	4,552,872
97,945	Gaming & Leisure Properties, Inc.	3,026,500
97,680	Ryman Hospitality Properties, Inc.	4,620,264
115,000	Sabra Health Care REIT, Inc.	2,796,800
293,290	Spirit Realty Capital, Inc.	3,217,391

		18,213,827

	Real Estate Management & Development – 1.07%
180,000	Forestar Group, Inc. (a)	3,189,600

	Road & Rail – 2.87%
38,500	Genesee & Wyoming, Inc. (a)	3,669,435
54,100	Ryder System, Inc.	4,867,377

		8,536,812

	Software – 1.77%
94,400	Verint Systems, Inc. (a)	5,249,584

	Specialty Retail – 4.38%
57,200	Cabelas, Inc. (a)	3,369,080
104,000	CST Brands, Inc.	3,738,800

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Specialty Retail – (continued)
135,000	Haverty Furniture, Inc.	$2,941,650
73,000	Penske Automotive Group, Inc.	2,963,070

		13,012,600

	Textiles, Apparel & Luxury Goods – 2.68%
42,000	Hanesbrands, Inc.	4,512,480
28,500	PVH Corp.	3,452,775

		7,965,255

	Thrifts & Mortgage Finance – 1.22%
151,000	ViewPoint Financial Group	3,614,940

	Water Utilities – 1.19%
73,000	American Water Works Company, Inc.	3,520,790

	Total Common Stocks (Cost $230,522,089)	$289,533,134

	SHORT TERM INVESTMENTS – 2.28%
	Money Market Funds – 2.28%
6,757,920	Fidelity Institutional Money Market Portfolio, 0.04%	$6,757,920

	Total Short Term Investments (Cost $6,757,920)	$6,757,920

	Total Investments – 99.80%
	(Cost $237,280,009)	$296,291,054
	Other Assets in Excess of Liabilities – 0.20%	609,581

	TOTAL NET ASSETS – 100.00%	$296,900,635

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 99.44%
	Auto Components – 1.85%
26,000	Delphi Automotive PLC	$1,594,840

	Capital Markets – 4.36%
7,600	Ameriprise Financial, Inc.	937,688
39,800	Invesco Ltd.	1,571,304
24,504	Oaktree Capital Group LLC	1,252,154

		3,761,146

	Chemicals – 4.58%
15,900	Ashland, Inc.	1,655,190
19,800	FMC Corp.	1,132,362
35,500	Rayonier Advanced Materials, Inc.	1,168,305

		3,955,857

	Commercial Banks – 5.31%
23,374	BOK Financial Corp.	1,553,904
135,400	Investors Bancorp, Inc.	1,371,602
70,300	Synovus Financial Corp.	1,661,892

		4,587,398

	Commercial Services & Supplies – 2.36%
59,000	Civeo Corp.	684,990
41,348	Iron Mountain, Inc.	1,350,012

		2,035,002

	Construction & Engineering – 1.89%
45,000	Quanta Services, Inc. (a)	1,633,050

	Consumer Finance – 4.49%
34,000	Discover Financial Services	2,189,260
197,000	SLM Corp.	1,686,320

		3,875,580

	Containers & Packaging – 1.77%
32,200	Rock-Tenn Co.	1,532,076

	Diversified Financial Services – 4.00%
54,503	Air Lease Corp.	1,771,348
36,500	CIT Group, Inc.	1,677,540

		3,448,888

	Electronic Equipment, Instruments & Components – 1.57%
51,000	Knowles Corp. (a)	1,351,500

Shares		Value
	Energy Equipment & Services – 4.79%
22,300	Oil States International, Inc. (a)	$1,380,370
35,700	Superior Energy Services, Inc.	1,173,459
26,900	Unit Corp. (a)	1,577,685

		4,131,514

	Food Products – 1.56%
73,150	Flowers Foods, Inc.	1,343,034

	Health Care Providers & Services – 2.35%
26,300	AmerisourceBergen Corp.	2,032,990

	Home Furnishings – 1.67%
35,000	Fortune Brands Home & Security, Inc.	1,438,850

	Hotels, Restaurants & Leisure – 4.39%
83,000	MGM Resorts International (a)	1,890,740
23,400	Wyndham Worldwide Corp.	1,901,484

		3,792,224

	Household Durables – 2.28%
32,750	Jarden Corp. (a)	1,968,603

	Industrial Conglomerates – 6.09%
18,000	Dover Corp.	1,445,940
49,500	ITT Corp.	2,224,530
24,200	Pentair PLC	1,584,858

		5,255,328

	Insurance – 10.95%
37,900	Arthur J. Gallagher & Co.	1,719,144
122,000	Genworth Financial, Inc. (a)	1,598,200
25,800	HCC Insurance Holdings, Inc.	1,245,882
16,000	PartnerRe Ltd.	1,758,240
19,000	Reinsurance Group of America, Inc.	1,522,470
33,600	W.R. Berkley Corp.	1,606,080

		9,450,016

	IT Services – 1.96%
30,000	Fidelity National Information Services, Inc.	1,689,000

	Machinery – 1.89%
38,600	Timken Co.	1,636,254

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Media – 7.15%
31,000	Lamar Advertising Co.	$1,526,750
101,000	News Corp. (a)	1,651,350
16,800	Scripps Networks Interactive, Inc.	1,311,912
25,600	Tribune Co. (a)	1,684,480

		6,174,492

	Multiline Retail – 1.92%
29,500	Dollar Tree, Inc. (a)	1,654,065

	Multi-Utilities – 3.09%
44,300	MDU Resources Group, Inc.	1,231,983
38,800	OGE Energy Corp.	1,439,868

		2,671,851

	Oil, Gas & Consumable Fuels – 5.52%
27,000	Continental Resources, Inc. (a)	1,794,960
24,500	Energen Corp.	1,769,880
25,900	Valero Energy Corp.	1,198,393

		4,763,233

	Pharmaceuticals – 1.74%
10,000	Perrigo Co.	1,501,900

	Real Estate Investment Trusts (REITs) – 1.78%
49,807	Gaming & Leisure Properties, Inc.	1,539,036

	Specialty Retail – 2.10%
13,900	Advance Auto Parts, Inc.	1,811,170

	Textiles, Apparel & Luxury Goods – 3.74%
15,700	Hanesbrands, Inc.	1,686,808
12,700	PVH Corp.	1,538,605

		3,225,413

	Trading Companies & Distributors – 2.29%
17,800	United Rentals, Inc. (a)	1,977,580

	Total Common Stocks (Cost $59,820,759)	$85,831,890

Shares		Value
	SHORT TERM INVESTMENTS – 0.24%
	Money Market Funds – 0.24%
210,369	Fidelity Institutional Money Market Portfolio, 0.04%	$210,369

	Total Short Term Investments (Cost $210,369)	$210,369

	Total Investments – 99.68%
	(Cost $60,031,128)	$86,042,259
	Other Assets in Excess of Liabilities – 0.32%	273,042

	TOTAL NET ASSETS – 100.00%	$86,315,301

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 96.37%
	Aerospace & Defense – 0.69%
12,100	Exelis, Inc.	$200,134
672	Vectrus, Inc. (a)	13,129

		213,263

	Auto Components – 1.52%
5,100	Autoliv, Inc.	468,792

	Capital Markets – 4.35%
4,700	Ameriprise Financial, Inc.	579,886
8,700	Federated Investors, Inc.	255,432
9,800	Legg Mason, Inc.	501,368

		1,336,686

	Chemicals – 3.53%
4,100	FMC Corp.	234,479
5,633	Rayonier Advanced Materials, Inc.	185,382
11,400	RPM International, Inc.	521,892
2,600	Scotts Miracle-Gro Co.	143,000

		1,084,753

	Commercial Banks – 5.40%
25,400	Associated Banc Corp.	442,468
6,400	BOK Financial Corp.	425,472
10,300	Comerica, Inc.	513,558
5,100	UMB Financial Corp.	278,205

		1,659,703

	Commercial Services & Supplies – 5.25%
4,200	Dun & Bradstreet Corp.	493,374
16,716	Iron Mountain, Inc.	545,777
8,700	Republic Services, Inc.	339,474
10,400	Ritchie Bros. Auctioneers	232,856

		1,611,481

	Construction Materials – 1.16%
5,900	Vulcan Materials Co.	355,357

	Consumer Finance – 1.51%
7,200	Discover Financial Services	463,608

	Containers & Packaging – 1.45%
9,400	Rock-Tenn Co.	447,252

	Diversified Financial Services – 1.81%
12,100	CIT Group, Inc.	556,116

Shares		Value
	Energy Equipment & Services – 1.40%
13,100	Superior Energy Services, Inc.	$430,597

	Food Products – 2.68%
12,300	ConAgra Foods, Inc.	406,392
5,500	Ingredion, Inc.	416,845

		823,237

	Gas Utilities – 4.06%
5,400	National Fuel Gas Co.	377,946
15,650	Questar Corp.	348,839
15,300	UGI Corp.	521,577

		1,248,362

	Health Care Equipment & Supplies – 1.23%
3,600	Teleflex, Inc.	378,144

	Health Care Providers & Services – 3.38%
4,400	AmerisourceBergen Corp.	340,120
7,700	CIGNA Corp.	698,313

		1,038,433

	Hotels, Restaurants & Leisure – 1.29%
4,900	Wyndham Worldwide Corp.	398,174

	Industrial Conglomerates – 2.52%
17,250	ITT Corp.	775,215

	Insurance – 6.82%
12,100	Arthur J. Gallagher & Co.	548,856
12,600	Lincoln National Corp.	675,108
3,900	PartnerRe Ltd.	428,571
5,600	Reinsurance Group of America, Inc.	448,728

		2,101,263

	IT Services – 5.88%
17,900	Broadridge Financial Solutions, Inc.	745,177
6,700	Fidelity National Information Services, Inc.	377,210
7,250	Leidos Holdings, Inc.	248,893
14,100	Total System Services, Inc.	436,536

		1,807,816

	Leisure Equipment & Products – 0.98%
5,500	Hasbro, Inc.	302,473

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Machinery – 0.94%
2,400	Snap-On, Inc.	$290,592

	Media – 4.85%
15,600	Gannett, Inc.	462,852
19,300	News Corp. (a)	311,309
4,500	Scripps Networks Interactive, Inc.	351,405
15,500	Time, Inc. (a)	363,165

		1,488,731

	Multi-Utilities – 4.21%
12,900	MDU Resources Group, Inc.	358,749
9,500	OGE Energy Corp.	352,545
8,900	Vectren Corp.	355,110
5,350	Wisconsin Energy Corp.	230,050

		1,296,454

	Oil, Gas & Consumable Fuels – 4.83%
13,500	Cabot Oil & Gas Corp.	441,315
5,900	Energen Corp.	426,216
3,000	EQT Corp.	274,620
7,850	HollyFrontier Corp.	342,888

		1,485,039

	Real Estate Investment Trusts (REITs) – 12.79%
5,100	Alexandria Real Estate Equities, Inc.	376,125
10,500	Brixmor Property Group, Inc.	233,730
13,400	Corrections Corporation of America	460,424
28,400	DDR Corp.	475,132
9,500	EPR Properties	481,459
8,100	Equity Lifestyle Properties, Inc.	343,116
27,500	Healthcare Trust of America, Inc.	319,000
10,600	Rayonier, Inc.	330,084
21,400	Retail Properties of America, Inc.	313,082
38,900	Spirit Realty Capital, Inc.	426,733
5,600	Weingarten Realty Investors	176,400

		3,935,285

	Road & Rail – 1.84%
6,300	Ryder System, Inc.	566,811

Shares		Value
	Semiconductors & Semiconductor Equipment – 3.69%
8,600	Avago Technologies Ltd.	$748,200
8,700	Linear Technology Corp.	386,193

		1,134,393

	Software – 0.63%
3,500	Jack Henry & Associates, Inc.	194,810

	Specialty Retail – 2.69%
20,100	American Eagle Outfitters	291,852
9,600	Foot Locker, Inc.	534,240

		826,092

	Thrifts & Mortgage Finance – 1.09%
40,400	First Niagara Financial Group, Inc.	336,532

	Water Utilities – 1.90%
12,100	American Water Works Company, Inc.	583,583

	Total Common Stocks (Cost $21,679,624)	$29,639,047

	EXCHANGE TRADED FUNDS – 0.48%
	Diversified Financial Services – 0.48%
2,100	iShares Russell Mid Cap Value Index Fund	$147,000

	Total Exchange Traded Funds (Cost $133,914)	$147,000

	SHORT TERM INVESTMENTS – 2.80%
	Money Market Funds – 2.80%
861,516	Fidelity Institutional Money Market Portfolio, 0.04%	$861,516

	Total Short Term Investments (Cost $861,516)	$861,516

	Total Investments – 99.65%
	(Cost $22,675,054)	$30,647,563
	Other Assets in Excess of Liabilities – 0.35%	106,976

	TOTAL NET ASSETS – 100.00%	$30,754,539

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 98.32%
	Auto Components – 1.37%
39,500	Johnson Controls, Inc.	$1,738,000

	Beverages – 2.66%
22,800	Molson Coors Brewing Co.	1,697,232
18,000	Pepsico, Inc.	1,675,620

		3,372,852

	Capital Markets – 1.29%
41,500	Invesco Ltd.	1,638,420

	Chemicals – 2.56%
18,000	Ashland, Inc.	1,873,800
42,000	Rayonier Advanced Materials, Inc.	1,382,220

		3,256,020

	Commercial Banks – 7.05%
114,000	BancorpSouth, Inc.	2,295,960
28,000	Northern Trust Corp.	1,904,840
38,000	Suntrust Banks, Inc.	1,445,140
32,000	UMB Financial Corp.	1,745,600
35,000	Wintrust Financial Corp.	1,563,450

		8,954,990

	Computers & Peripherals – 3.15%
61,000	Hewlett Packard Co.	2,163,670
55,000	NCR Corp. (a)	1,837,550

		4,001,220

	Construction & Engineering – 1.74%
61,000	Quanta Services, Inc. (a)	2,213,690

	Consumer Finance – 2.67%
26,000	Discover Financial Services	1,674,140
200,000	SLM Corp.	1,712,000

		3,386,140

	Diversified Financial Services – 2.53%
41,000	Air Lease Corp.	1,332,500
68,000	Fidelity National Financial, Inc.	1,886,320

		3,218,820

	Electronic Equipment, Instruments & Components – 1.10%
52,500	Knowles Corp. (a)	1,391,250

Shares		Value
	Energy Equipment & Services – 5.11%
17,700	Dril-Quip, Inc. (a)	$1,582,380
28,000	Halliburton Co.	1,806,280
24,000	Oil States International, Inc. (a)	1,485,600
77,500	Weatherford International PLC (a)	1,612,000

		6,486,260

	Food Products – 2.69%
31,002	Kraft Foods Group, Inc.	1,748,513
48,500	Mondelez International, Inc.	1,661,853

		3,410,366

	Gas Utilities – 2.85%
53,500	One Gas, Inc.	1,832,375
80,000	Questar Corp.	1,783,200

		3,615,575

	Health Care Equipment & Supplies – 5.91%
29,500	Baxter International, Inc.	2,117,215
29,000	Covidien PLC	2,508,790
23,500	Medtronic, Inc.	1,455,825
47,000	Wright Medical Group, Inc. (a)	1,424,100

		7,505,930

	Health Care Providers & Services – 3.63%
20,500	AmerisourceBergen Corp.	1,584,650
21,000	Cardinal Health, Inc.	1,573,320
20,500	Express Scripts Holding Co. (a)	1,447,915

		4,605,885

	Hotels, Restaurants & Leisure – 1.53%
39,000	Fiesta Restaurant Group, Inc. (a)	1,937,520

	Industrial Conglomerates – 4.19%
21,500	Dover Corp.	1,727,095
24,000	Eaton Corp. PLC	1,520,880
46,000	ITT Corp.	2,067,240

		5,315,215

	Insurance – 10.72%
18,000	Ace Ltd.	1,887,660

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Insurance – (continued)
27,000	Aflac, Inc.	$1,572,750
33,000	Arthur J. Gallagher & Co.	1,496,880
117,500	Genworth Financial, Inc. (a)	1,539,250
31,000	Hanover Insurance Group, Inc.	1,904,020
26,600	Principal Financial Group, Inc.	1,395,702
24,000	Reinsurance Group of America, Inc.	1,923,120
36,000	Torchmark Corp.	1,885,320

		13,604,702

	IT Services – 2.62%
57,000	Evertec, Inc.	1,273,380
36,500	Fidelity National Information Services, Inc.	2,054,950

		3,328,330

	Life Sciences Tools & Services – 1.53%
34,200	Agilent Technologies, Inc.	1,948,716

	Machinery – 1.46%
22,000	Illinois Tool Works, Inc.	1,857,240

	Media – 4.71%
80,000	E.W. Scripps Company (a)	1,304,800
30,000	Lamar Advertising Co.	1,477,500
18,500	Scripps Networks Interactive, Inc.	1,444,665
26,600	Tribune Co. (a)	1,750,280

		5,977,245

	Metals & Mining – 1.38%
23,000	Kaiser Aluminum Corp.	1,753,060

	Multiline Retail – 1.26%
28,500	Dollar Tree, Inc. (a)	1,597,995

	Multi-Utilities – 1.32%
60,500	MDU Resources Group, Inc.	1,682,505

	Oil, Gas & Consumable Fuels – 9.02%
20,000	Anadarko Petroleum Corp.	2,028,800
33,500	Bonanza Creek Energy, Inc. (a)	1,906,150
27,600	Continental Resources, Inc. (a)	1,834,848

Shares		Value
	Oil, Gas & Consumable Fuels –(continued)
19,800	EOG Resources, Inc.	$1,960,596
19,100	Occidental Petroleum Corp.	1,836,465
34,000	Williams Companies, Inc.	1,881,900

		11,448,759

	Pharmaceuticals – 5.89%
11,000	Perrigo Co.	1,652,090
67,500	Pfizer, Inc.	1,995,975
32,000	Teva Pharmaceutical Industries Ltd. – ADR	1,720,000
57,199	Zoetis, Inc.	2,113,503

		7,481,568

	Road & Rail – 1.96%
23,000	Union Pacific Corp.	2,493,660

	Software – 1.57%
43,000	Microsoft Corp.	1,993,480

	Specialty Retail – 1.45%
67,500	Sally Beauty Holdings, Inc. (a)	1,847,475

	Textiles, Apparel & Luxury Goods – 1.40%
16,500	Hanesbrands, Inc.	1,772,760

	Total Common Stocks (Cost $89,126,492)	$124,835,648

	SHORT TERM INVESTMENTS – 1.37%
	Money Market Funds – 1.37%
1,734,111	Fidelity Institutional Money Market Portfolio, 0.04%	$1,734,111

	Total Short Term Investments (Cost $1,734,111)	$1,734,111

	Total Investments – 99.69%
	(Cost $90,860,603)	$126,569,759
	Other Assets in Excess of Liabilities – 0.31%	388,557

	TOTAL NET ASSETS – 100.00%	$126,958,316

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Percentages are stated as a percent of net assets.

ADR – American	Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2014

Shares		Value
	COMMON STOCKS – 97.36%
	Aerospace & Defense – 1.04%
22,200	GenCorp, Inc. (a)(b)	$354,534

	Auto Components – 2.00%
11,925	Allison Transmission Holdings, Inc. (b)	339,743
5,505	Delphi Automotive PLC (b)	337,677

		677,420

	Building Products – 1.11%
8,000	A.O. Smith Corporation	378,240

	Capital Markets – 2.32%
8,300	Legg Mason, Inc. (b)	424,628
7,100	Oaktree Capital Group LLC	362,810

		787,438

	Chemicals – 2.59%
3,900	Ashland, Inc. (b)	405,990
20,200	Chemtura Corp. (a)	471,266

		877,256

	Commercial Banks – 3.68%
36,500	Investors Bancorp, Inc.	369,745
8,900	UMB Financial Corp. (b)	485,495
8,800	Wintrust Financial Corp.	393,096

		1,248,336

	Commercial Services & Supplies – 3.18%
16,200	Civeo Corp.	188,082
11,500	Copart, Inc. (a)	360,123
16,200	Iron Mountain, Inc.	528,930

		1,077,135

	Communications Equipment – 1.35%
50,200	Mitel Networks Corp. (a)	459,330

	Computers & Peripherals – 1.20%
12,160	NCR Corp. (a)(b)	406,266

	Consumer Finance – 1.35%
53,700	SLM Corp.	459,672

	Diversified Consumer Services – 2.16%
21,400	Carriage Services, Inc.	370,862
10,100	Sothebys	360,772

		731,634

Shares		Value
	Diversified Financial Services – 3.40%
11,500	Air Lease Corp.	$373,750
8,900	CIT Group, Inc. (b)	409,044
13,300	Fidelity National Financial, Inc. (b)	368,942

		1,151,736

	Electrical Equipment – 0.92%
7,700	Generac Holdings, Inc. (a)(b)	312,158

	Electronic Equipment, Instruments & Components – 1.02%
13,000	Knowles Corp. (a)	344,500

	Energy Equipment & Services – 3.67%
16,400	Helix Energy Solutions Group, Inc. (a)	361,784
7,000	Oil States International, Inc. (a)	433,300
13,700	Superior Energy Services, Inc.	450,319

		1,245,403

	Food Products – 1.07%
19,800	Flowers Foods, Inc.	363,528

	Gas Utilities – 1.05%
5,100	National Fuel Gas Co.	356,949

	Health Care Equipment & Supplies – 2.36%
10,200	Alere, Inc. (a)	395,556
13,345	Wright Medical Group, Inc. (a)(b)	404,353

		799,909

	Health Care Providers & Services – 1.32%
6,000	Cardinal Health, Inc. (b)	449,520

	Home Furnishings – 1.20%
9,900	Fortune Brands Home & Security, Inc.	406,989

	Hotels, Restaurants & Leisure – 6.39%
57,225	Denny’s Corp. (a)(b)	402,292
8,700	Fiesta Restaurant Group, Inc. (a)	432,216
6,600	Jack In The Box, Inc.	450,054
7,370	Marriott Vacations Worldwide Corp. (a)	467,331
5,100	Wyndham Worldwide Corp. (b)	414,426

		2,166,319

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Household Durables – 2.11%
6,800	Jarden Corp. (a)(b)	$408,748
23,700	Tri Pointe Homes, Inc. (a)(b)	306,678

		715,426

	Household Products – 1.41%
5,300	Spectrum Brands Holdings, Inc. (b)	479,809

	Industrial Conglomerates – 2.60%
10,800	ITT Corp.	485,352
8,900	Tyco International Ltd. (b)	396,673

		882,025

	Insurance – 2.04%
8,875	Arthur J. Gallagher & Co.	402,570
22,100	Genworth Financial, Inc. (a)	289,510

		692,080

	Internet & Catalog Retail – 1.27%
12,600	FTD Companies, Inc. (a)	429,786

	IT Services – 2.47%
10,300	Broadridge Financial Solutions, Inc.	428,789
3,700	Wex, Inc. (a)(b)	408,184

		836,973

	Machinery – 7.64%
5,000	EnPro Industries, Inc. (a)(b)	302,650
10,620	Esco Technologies, Inc.	369,364
14,000	John Bean Technologies Corp. (b)	393,820
13,200	Manitowoc, Inc.	309,540
14,500	Rexnord Corp. (a)(b)	412,525
8,800	Timken Co.	373,032
5,300	Wabtec Corp. (b)	429,512

		2,590,443

	Media – 3.83%
7,900	Lamar Advertising Co.	389,075
13,000	Starz (a)	430,040
7,300	Tribune Co. (a)(b)	480,340

		1,299,455

	Metals & Mining – 2.32%
22,500	Commercial Metals Co.	384,075
5,300	Kaiser Aluminum Corp.	403,966

		788,041

Shares		Value
	Multi-Utilities – 1.25%
10,600	Vectren Corp.	$422,940

	Oil, Gas & Consumable Fuels – 4.75%
7,100	Bonanza Creek Energy, Inc. (a)	403,990
6,300	Energen Corp. (b)	455,112
15,000	Rice Energy, Inc. (a)	399,000
13,500	Sanchez Energy Corp. (a)(b)	354,510

		1,612,612

	Real Estate Investment Trusts (REITs) – 6.11%
14,700	Corrections Corporation of America	505,092
12,100	Gaming & Leisure Properties, Inc.	373,890
10,800	Ryman Hospitality Properties, Inc. (b)	510,840
13,400	Sabra Health Care REIT, Inc. (b)	325,888
32,391	Spirit Realty Capital, Inc. (b)	355,329

		2,071,039

	Real Estate Management & Development – 1.10%
21,000	Forestar Group, Inc. (a)	372,120

	Road & Rail – 2.75%
4,035	Genesee & Wyoming, Inc. (a)(b)	384,576
6,100	Ryder System, Inc. (b)	548,817

		933,393

	Software – 1.74%
10,600	Verint Systems, Inc. (a)(b)	589,466

	Specialty Retail – 4.57%
6,900	Cabelas, Inc. (a)(b)	406,410
12,300	CST Brands, Inc.	442,185
16,600	Haverty Furniture, Inc.	361,714
8,400	Penske Automotive Group, Inc.	340,956

		1,551,265

	Textiles, Apparel & Luxury Goods – 2.74%
4,700	Hanesbrands, Inc.	504,968
3,500	PVH Corp.	424,025

		928,993

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value
	Thrifts & Mortgage Finance – 1.07%
15,130	ViewPoint Financial Group (b)	$362,212

	Water Utilities – 1.21%
8,500	American Water Works Company, Inc.	409,955

	Total Common Stocks (Cost $26,014,513)	$33,022,305

	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
835	Fidelity Institutional Money Market Portfolio, 0.04%	$835

	Total Short Term Investments (Cost $835)	$835

	Total Investments – 97.36%
	(Cost $26,015,348)	$33,023,140
	Other Assets in Excess of Liabilities – 2.64%	896,209

	TOTAL NET ASSETS – 100.00%	$33,919,349

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Partially assigned as collateral for certain securities sold short. See Note 2a of the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS – 39.56%
	Funds, Trusts & Other Financial Vehicles
122,703	iShares Russell 2000 ETF	$13,417,573

	Total Securities Sold Short (Proceeds Received) $14,253,152)	$13,417,573

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

Small Cap Value Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$2,464,905,758
Affiliated issuers	133,548,564
Cash	—
Receivable for investments sold	10,793,900
Deposit for brokers	—
Receivable for shares issued	1,963,512
Dividends and interest receivable	1,618,211
Prepaid expenses and other assets	33,898

Total Assets	2,612,863,843

LIABILITIES:
Securities sold short, at value (1)	—
Foreign tax withholding	—
Payable for investments purchased	3,378,819
Payable for shares redeemed	3,404,718
Payable upon return of securities on loan (3)	74,839,926
Payable on line of credit	3,961,000
Payable to Adviser	2,050,151
Payable to Directors	116,684
Accrued 12b-1 fees - Class A	278,533
Other accrued expenses	1,092,910

Total Liabilities	89,122,741

NET ASSETS	$2,523,741,102

NET ASSETS CONSIST OF:
Capital stock	$2,028,166,010
Accumulated undistributed net investment income/(loss)	(33,899)
Accumulated undistributed net realized gain/(loss) on investments	(10,889,224)
Net unrealized appreciation/(depreciation) on
Investments	506,621,154
Non-interested Directors’ deferred compensation	(122,939)
Securities sold short	—

NET ASSETS	$2,523,741,102

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	42,830,667
NET ASSETS	$1,552,587,263
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$36.25

MAXIMUM OFFERING PRICE PER SHARE (2)	$37.96

Class I Shares
Authorized	100,000,000
Issued and outstanding	26,526,604
NET ASSETS	$971,153,839
NET ASSET VALUE	$36.61

(1) Cost of Investments
Unaffiliated issues	$1,996,246,332
Affiliated issuers	95,586,835
Securities sold short	—

(2) Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).
(3) The market value of securities on loan was $70,225,025 as of September 30, 2014. See Note 2f of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2014

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$150,907,120	$296,291,054	$86,042,259	$30,647,563	$126,569,759	$33,023,140
—	—	—	—	—	—
—	—	—	2,752	—	—
1,860,881	385,759	199,089	—	882,948	591,517
—	—	—	—	—	14,193,093
159,402	593,129	5	11,769	284,055	1,611
302,166	836,960	230,180	134,019	137,342	92,549
11,789	30,520	15,384	19,456	16,759	13,416

153,241,358	298,137,422	86,486,917	30,815,559	127,890,863	47,915,326

—	—	—	—	—	13,417,573
—	—	—	—	1,755	—
706,384	—	—	—	738,181	406,089
176,653	860,046	38,316	1,092	15,059	26,178
—	—	—	—	—	—
—	—	—	—	—	62,000
122,469	238,154	66,636	21,342	99,699	37,108
8,865	18,071	5,403	1,922	7,596	1,779
12,462	21,697	11,051	2,214	12,599	3,609
85,903	98,819	50,210	34,450	57,658	41,641

1,112,736	1,236,787	171,616	61,020	932,547	13,995,977

$152,128,622	$296,900,635	$86,315,301	$30,754,539	$126,958,316	$33,919,349

$127,556,621	$207,798,644	$94,601,347	$22,276,034	$98,277,015	$23,936,533
(7,215)	1,054,717	591,334	(1,070)	255,519	(161,579)
7,592,210	29,043,101	(34,885,860)	507,539	(7,279,744)	2,302,172

16,989,919	59,011,045	26,011,131	7,972,508	35,709,155	7,007,792
(2,913)	(6,872)	(2,651)	(472)	(3,629)	(1,148)
—	—	—	—	—	835,579

$152,128,622	$296,900,635	$86,315,301	$30,754,539	$126,958,316	$33,919,349

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
3,535,105	7,282,994	3,337,732	639,304	3,727,780	1,817,135
$59,359,682	$110,861,709	$52,224,991	$11,243,335	$68,090,847	$19,025,191
$16.79	$15.22	$15.65	$17.59	$18.27	$10.47

$17.58	$15.94	$16.38	$18.42	$19.13	$10.96

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
5,517,455	12,029,809	2,150,224	1,109,304	3,190,327	1,402,981
$92,768,940	$186,038,926	$34,090,310	$19,511,204	$58,867,469	$14,894,158
$16.81	$15.46	$15.85	$17.59	$18.45	$10.62

$133,917,201	$237,280,009	$60,031,128	$22,675,054	$90,860,603	$26,015,348
—	—	—	—	—	—
—	—	—	—	—	14,253,152

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

September 30, 2014

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$37,658,848
Affiliated issuers	448,521
Less: Foreign withholding tax	(121,400)
Interest income	5,193
Securities lending income, net	184,436

Total Investment Income	38,175,598

EXPENSES:
Investment advisory fees	27,749,616
12b-1 fees - Class A	4,917,093
Shareholder servicing fees	1,486,090
Transfer agent fees and expenses	1,127,429
Federal and state registration fees	93,785
Audit expense	60,380
Fund accounting and administration fees	631,189
Directors’ fees	438,395
Custody fees	137,049
Reports to shareholders	314,605
Dividend expense	—
Interest expense	161,398
Other	422,822

Total expenses before reimbursement	37,539,851
Reimbursement of expenses by Adviser	—

NET EXPENSES	37,539,851

NET INVESTMENT INCOME/(LOSS)	635,747

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of
Unaffiliated issuers	531,423,861
Affiliated issuers	5,366,353
Securities sold short	—
Written options	—
Change in net unrealized appreciation/(depreciation) on
Investments	(445,320,482)
Non-interested Directors’ deferred compensation	(32,395)
Securities sold short	—
Written options	—

Net Gain on Investments	91,437,337

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,073,084

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

September 30, 2014

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$3,929,537	$4,664,688	$1,691,355	$689,345	$1,851,604	$614,204
—	—	—	—	—	—
—	(740)	(347)	(491)	(5,538)	(99)
2,146	1,173	416	1,115	325	—
—	—	—	—	—	—

3,931,683	4,665,121	1,691,424	689,969	1,846,391	614,105

1,670,782	2,886,864	869,266	290,495	1,232,217	614,653
213,608	296,140	136,853	27,007	179,136	55,620
83,539	144,343	43,463	14,525	61,611	19,208
30,408	51,014	16,085	3,464	16,140	5,330
43,203	60,357	34,429	27,204	36,385	36,387
26,091	26,091	26,091	26,090	26,091	29,400
39,461	65,287	21,166	9,802	29,694	12,707
23,672	48,463	15,621	5,634	21,442	7,051
7,719	15,837	3,999	1,031	5,434	6,198
20,570	29,909	7,585	3,376	9,490	7,503
—	—	—	—	—	96,240
385	3,030	419	357	1,498	72,504
25,727	41,641	15,147	6,744	19,378	7,441

2,185,165	3,668,976	1,190,124	415,729	1,638,516	970,242
(66,820)	(79,119)	(62,229)	(57,540)	(53,851)	(116,199)

2,118,345	3,589,857	1,127,895	358,189	1,584,665	854,043

1,813,338	1,075,264	563,529	331,780	261,726	(239,938)

8,439,344	30,258,161	7,881,092	555,329	12,712,246	5,255,456
—	—	—	—	—	—
—	—	—	—	—	(1,313,090)
—	—	—	—	—	(831,808)

(2,203,250)	(17,205,872)	(1,388,826)	3,114,728	(67,660)	(3,736,845)
(1,413)	(2,833)	(912)	(255)	(1,261)	(366)
—	—	—	—	—	835,579
—	—	—	—	—	127,020

6,234,681	13,049,456	6,491,354	3,669,802	12,643,325	335,946

$8,048,019	$14,124,720	$7,054,883	$4,001,582	$12,905,051	$96,008

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment income/(loss)	$635,747	$16,238,232
Net realized gain/(loss) on investments	536,790,214	502,473,432
Change in net unrealized appreciation/(depreciation) on investments and non-interested Directors’ deferred compensation	(445,352,877)	236,970,047

Net increase/(decrease) in net assets resulting from operations	92,073,084	755,681,711

DISTRIBUTIONS:
Net investment income - Class A	(6,856,702)	(3,855,230)
Net investment income - Class I	(5,148,644)	(4,488,574)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(12,005,346)	(8,343,804)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	254,303,472	387,232,676
Proceeds from distributions reinvested	6,479,366	3,623,727
Cost of shares redeemed	(803,370,222)	(679,163,884)

Net increase/(decrease) from capital stock transactions	(542,587,384)	(288,307,481)

Class I Shares
Proceeds from shares issued	403,062,062	209,678,596
Proceeds from distributions reinvested	3,517,834	2,757,011
Cost of shares redeemed	(396,773,621)	(329,753,255)

Net increase/(decrease) from capital stock transactions	9,806,275	(117,317,648)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(452,713,371)	341,712,778

NET ASSETS:
Beginning of period	2,976,454,473	2,634,741,695

End of period	$2,523,741,102	$2,976,454,473

Accumulated undistributed net investment income/(loss)	$(33,899)	$11,771,161

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	6,741,378	12,271,504
Issued to shareholder in reinvestment of dividends	168,821	126,704
Shares redeemed	(21,271,351)	(22,160,283)

Net increase/(decrease) from capital stock transactions	(14,361,152)	(9,762,075)

Class I Shares
Shares sold	10,569,580	6,598,389
Issued to shareholder in reinvestment of dividends	90,924	95,696
Shares redeemed	(10,273,436)	(10,854,663)

Net increase/(decrease) from capital stock transactions	387,068	(4,160,578)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$1,813,338	$1,611,803	$1,075,264	$1,655,995
8,439,344	5,497,133	30,258,161	32,021,455
(2,204,663)	11,766,786	(17,208,705)	33,123,767

8,048,019	18,875,722	14,124,720	66,801,217

(1,035,694)	(900,290)	(132,570)	(158,993)
(1,285,809)	(938,718)	(439,424)	(326,624)
(2,914,741)	(916,513)	(13,245,545)	(757,397)
(2,388,849)	(880,715)	(17,971,119)	(1,228,866)

(7,625,093)	(3,636,236)	(31,788,658)	(2,471,880)

23,750,243	51,641,612	37,425,149	40,743,893
3,765,454	1,722,735	12,891,844	881,672
(52,481,999)	(10,383,221)	(38,645,402)	(25,628,096)

(24,966,302)	42,981,126	11,671,591	15,997,469

33,288,992	33,476,206	83,063,619	82,348,330
3,564,778	1,795,566	18,327,660	1,470,232
(12,566,644)	(5,151,847)	(49,199,365)	(97,439,505)

24,287,126	30,119,925	52,191,914	(13,620,943)

(256,250)	88,340,537	46,199,567	66,705,863

152,384,872	64,044,335	250,701,068	183,995,205

$152,128,622	$152,384,872	$296,900,635	$250,701,068

$(7,215)	$(3,038)	$1,054,717	$702,471

1,362,230	3,209,730	2,359,409	2,850,320
213,726	116,531	821,660	68,666
(3,006,440)	(651,651)	(2,441,327)	(1,764,310)

(1,430,484)	2,674,610	739,742	1,154,676

1,901,948	2,130,678	5,157,881	5,876,452
202,405	121,213	1,151,958	113,182
(725,459)	(327,714)	(3,085,813)	(6,872,752)

1,378,894	1,924,177	3,224,026	(883,118)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment income/(loss)	$563,529	$246,321
Net realized gain/(loss) on investments	7,881,092	5,512,280
Change in net unrealized appreciation/(depreciation) on investments and non-interested Directors’ deferred compensation	(1,389,738)	10,859,487

Net increase/(decrease) in net assets resulting from operations	7,054,883	16,618,088

DISTRIBUTIONS:
Net investment income - Class A	—	(62,268)
Net investment income - Class I	(30,616)	(33,856)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(30,616)	(96,124)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	3,142,822	3,697,049
Proceeds from distributions reinvested	—	59,624
Cost of shares redeemed	(6,302,390)	(6,627,135)

Net increase/(decrease) from capital stock transactions	(3,159,568)	(2,870,462)

Class I Shares
Proceeds from shares issued	11,038,453	5,583,296
Proceeds from distributions reinvested	24,557	31,795
Cost of shares redeemed	(4,168,057)	(417,909)

Net increase/(decrease) from capital stock transactions	6,894,953	5,197,182

TOTAL INCREASE/(DECREASE) IN NET ASSETS	10,759,652	18,848,684

NET ASSETS:
Beginning of period	75,555,649	56,706,965

End of period	$86,315,301	$75,555,649

Accumulated undistributed net investment income/(loss)	$591,334	$112,483

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	200,809	285,961
Issued to shareholder in reinvestment of dividends	—	5,235
Shares redeemed	(395,606)	(538,268)

Net increase/(decrease) from capital stock transactions	(194,797)	(247,072)

Class I Shares
Shares sold	695,987	412,254
Issued to shareholder in reinvestment of dividends	1,537	2,762
Shares redeemed	(255,879)	(33,611)

Net increase/(decrease) from capital stock transactions	441,645	381,405

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Value Fund		All Cap Value Fund		Alternative Value Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$331,780	$250,595	$261,726	$427,646	$(239,938)	$69,428
555,329	301,757	12,712,246	9,898,249	3,110,558	183,874
3,114,473	3,306,215	(68,921)	14,291,447	(2,774,612)	5,301,803

4,001,582	3,858,567	12,905,051	24,617,342	96,008	5,555,105

(121,297)	(117,993)	(77,166)	(155,914)	—	—
(252,099)	(160,666)	(132,681)	(185,300)	—	—
(92,175)	—	—	—	—	—
(153,045)	—	—	—	—	—

(618,616)	(278,659)	(209,847)	(341,214)	—	—

1,170,675	2,516,185	6,502,477	5,613,009	2,488,138	9,253,914
206,207	115,936	75,181	151,118	—	—
(722,197)	(583,453)	(11,308,866)	(8,087,568)	(6,729,809)	(1,092,993)

654,685	2,048,668	(4,731,208)	(2,323,441)	(4,241,671)	8,160,921

1,228,356	10,541,423	12,168,035	7,900,039	1,983,768	3,899,038
405,144	160,666	132,681	185,300	—	—
(81,464)	(268,026)	(5,247,779)	(3,052,585)	(2,024,420)	(3,011,255)

1,552,036	10,434,063	7,052,937	5,032,754	(40,652)	887,783

5,589,687	16,062,639	15,016,933	26,985,441	(4,186,315)	14,603,809

25,164,852	9,102,213	111,941,383	84,955,942	38,105,664	23,501,855

$30,754,539	$25,164,852	$126,958,316	$111,941,383	$33,919,349	$38,105,664

$(1,070)	$(3,041)	$255,519	$203,640	$(161,579)	$(34,744)

69,094	175,074	359,414	390,120	229,429	949,237
11,989	8,259	4,195	11,448	—	—
(41,537)	(37,752)	(610,981)	(544,970)	(621,911)	(110,530)

39,546	145,581	(247,372)	(143,402)	(392,482)	838,707

72,013	757,357	648,573	513,975	182,276	386,639
23,503	10,993	7,347	13,932	—	—
(4,670)	(18,299)	(290,466)	(214,771)	(186,572)	(295,850)

90,846	750,051	365,454	313,136	(4,296)	90,789

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2014		2013	2012	2011		2010
CLASS A (1)
Net asset value, beginning of period	$35.62		$27.01	$20.29	$21.17		$19.12

Income from investment operations:
Net investment income/(loss)	(0.02	)(2)	0.16 (2)	0.02 (2)	(0.06	)(2)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.77		8.51	6.70	(0.82)		2.14

Total from investment operations	0.75		8.67	6.72	(0.88)		2.09

Less distributions:
Net investment income	(0.12)		(0.06)	—	—		(0.04)

Net asset value, end of period	$36.25		$35.62	$27.01	$20.29		$21.17

Total return (3)	2.10%		32.17%	33.12%	(4.16)%		10.92%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,552,587		$2,036,972	$1,808,213	$2,048,832		$3,321,356
Ratio of expenses to average net assets (4)	1.35%		1.36%	1.39%	1.35%		1.36%
Ratio of net investment income/(loss) to average net assets	(0.06)%		0.52%	0.07%	(0.26)%		(0.20)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.35%		1.36%	1.39%	1.35%		1.36%
Ratio of net investment income/(loss) to average net assets	(0.06)%		0.52%	0.07%	(0.26)%		(0.20)%
Portfolio turnover rate	42.72%		51.12%	25.87%	18.98%		8.65%
CLASS I (1)
Net asset value, beginning of period	$35.94		$27.28	$20.44	$21.28		$19.20

Income from investment operations:
Net investment income/(loss)	0.07	(2)	0.24 (2)	0.08 (2)	0.00	(2)(5)	0.01
Net realized and unrealized gain/(loss) on investments	0.79		8.58	6.76	(0.84)		2.15

Total from investment operations	0.86		8.82	6.84	(0.84)		2.16

Less distributions:
Net investment income	(0.19)		(0.16)	—	—		(0.08)

Net asset value, end of period	$36.61		$35.94	$27.28	$20.44		$21.28

Total return (3)	2.36%		32.49%	33.46%	(3.95)%		11.29%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$971,154		$939,482	$826,529	$711,751		$524,550
Ratio of expenses to average net assets (4)	1.10%		1.11%	1.14%	1.10%		1.11%
Ratio of net investment income/(loss) to average net assets	0.19%		0.77%	0.32%	(0.01)%		0.05%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.10%		1.11%	1.14%	1.10%		1.11%
Ratio of net investment income/(loss) to average net assets	0.19%		0.77%	0.32%	(0.01)%		0.05%
Portfolio turnover rate	42.72%		51.12%	25.87%	18.98%		8.65%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,				December 1, 2009 (1) to September 30, 2010
	2014	2013	2012	2011
CLASS A (2)
Net asset value, beginning of period	$16.73	$14.21	$11.36	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.17 (3)	0.23 (3)	0.21 (3)	0.18 (3)	0.11
Net realized and unrealized gain/(loss) on investments	0.68	2.96	3.14	0.15	1.57

Total from investment operations	0.85	3.19	3.35	0.33	1.68

Less distributions:
Net investment income	(0.22)	(0.28)	(0.20)	(0.18)	(0.11)
Net realized gains	(0.57)	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$16.79	$16.73	$14.21	$11.36	$11.57

Total return (4)	4.90%	23.20%	29.90%	2.38%	16.89	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$59,360	$83,061	$32,549	$14,114	$3,918
Ratio of expenses to average net assets (6)	1.39%	1.39%	1.39%	1.39%	1.40	%(7)
Ratio of net investment income/(loss) to average net assets	0.96%	1.48%	1.53%	1.29%	1.48	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.43%	1.48%	1.56%	1.66%	2.28	%(7)
Ratio of net investment income/(loss) to average net assets	0.92%	1.39%	1.36%	1.02%	0.60	%(7)
Portfolio turnover rate	38.81%	27.19%	28.98%	57.78%	59.48	%(5)
CLASS I (2)
Net asset value, beginning of period	$16.75	$14.22	$11.37	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.21 (3)	0.27 (3)	0.24 (3)	0.21 (3)	0.14
Net realized and unrealized gain/(loss) on investments	0.69	2.97	3.14	0.16	1.56

Total from investment operations	0.90	3.24	3.38	0.37	1.70

Less distributions:
Net investment income	(0.27)	(0.32)	(0.23)	(0.21)	(0.13)
Net realized gains	(0.57)	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$16.81	$16.75	$14.22	$11.37	$11.57

Total return (4)	5.17%	23.53%	30.16%	2.69%	17.08	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$92,769	$69,324	$31,495	$16,789	$13,728
Ratio of expenses to average net assets (6)	1.14%	1.14%	1.14%	1.14%	1.15	%(7)
Ratio of net investment income/(loss) to average net assets	1.21%	1.73%	1.78%	1.54%	1.60	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.18%	1.23%	1.31%	1.41%	2.03	%(7)
Ratio of net investment income/(loss) to average net assets	1.17%	1.64%	1.61%	1.27%	0.72	%(7)
Portfolio turnover rate	38.81%	27.19%	28.98%	57.78%	59.48	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2014	2013	2012		2011		2010
CLASS A (1)
Net asset value, beginning of period	$16.21	$12.12	$8.54		$8.91		$8.26

Income from investment operations:
Net investment income/(loss)	0.04 (2)	0.08 (2)	(0.05	)(2)	(0.05	)(2)	(0.01)
Net realized and unrealized gain/(loss) on investments	0.97	4.18	3.63		(0.32)		0.66

Total from investment operations	1.01	4.26	3.58		(0.37)		0.65

Less distributions:
Net investment income	(0.02)	(0.03)	—		—		—
Net realized gains	(1.98)	(0.14)	—		—		—

Net asset value, end of period	$15.22	$16.21	$12.12		$8.54		$8.91

Total return (3)	5.88%	35.49%	41.92%		(4.15)%		7.87%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$110,862	$106,054	$65,283		$46,334		$51,871
Ratio of expenses to average net assets (4)	1.39%	1.39%	1.40%		1.40%		1.39%
Ratio of net investment income/(loss) to average net assets	0.23%	0.58%	(0.45)%		(0.43)%		(0.21)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.42%	1.43%	1.45%		1.47%		1.55%
Ratio of net investment income/(loss) to average net assets	0.20%	0.54%	(0.50)%		(0.50)%		(0.37)%
Portfolio turnover rate	43.10%	68.27%	51.11%		78.42%		46.07%
CLASS I (1)
Net asset value, beginning of period	$16.43	$12.25	$8.62		$8.96		$8.30

Income from investment operations:
Net investment income/(loss)	0.08 (2)	0.12 (2)	(0.02	)(2)	(0.02	)(2)	0.00 (5)
Net realized and unrealized gain/(loss) on investments	0.98	4.24	3.65		(0.32)		0.67

Total from investment operations	1.06	4.36	3.63		(0.34)		0.67

Less distributions:
Net investment income	(0.05)	(0.04)	—		—		(0.01)
Net realized gains	(1.98)	(0.14)	—		—		—

Net asset value, end of period	$15.46	$16.43	$12.25		$8.62		$8.96

Total return (3)	6.11%	35.93%	42.11%		(3.79)%		8.09%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$186,039	$144,647	$118,712		$72,573		$32,310
Ratio of expenses to average net assets (4)	1.14%	1.14%	1.15%		1.15%		1.14%
Ratio of net investment income/(loss) to average net assets	0.48%	0.83%	(0.20)%		(0.18)%		0.04%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.17%	1.18%	1.20%		1.22%		1.30%
Ratio of net investment income/(loss) to average net assets	0.45%	0.79%	(0.25)%		(0.25)%		(0.12)%
Portfolio turnover rate	43.10%	68.27%	51.11%		78.42%		46.07%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2014	2013	2012		2011		2010
CLASS A (1)
Net asset value, beginning of period	$14.36	$11.08	$8.53		$8.78		$8.12

Income from investment operations:
Net investment income/(loss)	0.09 (2)	0.04 (2)	(0.01	)(2)	(0.02	)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.20	3.26	2.56		(0.23)		0.70

Total from investment operations	1.29	3.30	2.55		(0.25)		0.67

Less distributions:
Net investment income	—	(0.02)	—		—		(0.01)

Net asset value, end of period	$15.65	$14.36	$11.08		$8.53		$8.78

Total return (3)	8.98%	29.80%	29.89%		(2.85)%		8.27%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$52,225	$50,730	$41,861		$37,427		$47,868
Ratio of expenses to average net assets (4)	1.39%	1.39%	1.39%		1.40%		1.40%
Ratio of net investment income/(loss) to average net assets	0.55%	0.31%	(0.06)%		(0.21)%		(0.34)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.46%	1.51%	1.53%		1.51%		1.55%
Ratio of net investment income/(loss) to average net assets	0.48%	0.19%	(0.20)%		(0.32)%		(0.49)%
Portfolio turnover rate	29.22%	34.61%	26.44%		25.60%		37.90%
CLASS I (1)
Net asset value, beginning of period	$14.53	$11.19	$8.59		$8.83		$8.16

Income from investment operations:
Net investment income/(loss)	0.13 (2)	0.07 (2)	0.02	(2)	0.00	(2)(5)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.21	3.30	2.58		(0.24)		0.71

Total from investment operations	1.34	3.37	2.60		(0.24)		0.70

Less distributions:
Net investment income	(0.02)	(0.03)	—		—		(0.03)

Net asset value, end of period	$15.85	$14.53	$11.19		$8.59		$8.83

Total return (3)	9.20%	30.13%	30.27%		(2.72)%		8.63%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$34,090	$24,826	$14,846		$11,523		$14,650
Ratio of expenses to average net assets (4)	1.14%	1.14%	1.14%		1.15%		1.15%
Ratio of net investment income/(loss) to average net assets	0.80%	0.56%	0.19%		0.04%		(0.08)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.21%	1.26%	1.28%		1.26%		1.30%
Ratio of net investment income/(loss) to average net assets	0.73%	0.44%	0.05%		(0.07)%		(0.23)%
Portfolio turnover rate	29.22%	34.61%	26.44%		25.60%		37.90%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,		October 3, 2011 (1) to September 30, 2012
	2014	2013
CLASS A (2)
Net asset value, beginning of period	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	2.21	2.98	2.59

Total from investment operations	2.38	3.17	2.77

Less distributions:
Net investment income	(0.19)	(0.22)	(0.17)
Net realized gains	(0.15)	—	—

Net asset value, end of period	$17.59	$15.55	$12.60

Total return (4)	15.37%	25.41%	27.80	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$11,243	$9,327	$5,721
Ratio of expenses to average net assets (6)	1.39%	1.39%	1.41	%(7)
Ratio of net investment income/(loss) to average net assets	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.59%	1.87%	2.83	%(7)
Ratio of net investment income/(loss) to average net assets	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	13.32%	36.12%	13.74	%(5)
CLASS I (2)
Net asset value, beginning of period	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	2.21	2.98	2.59

Total from investment operations	2.42	3.21	2.80

Less distributions:
Net investment income	(0.23)	(0.26)	(0.20)
Net realized gains	(0.15)	—	—

Net asset value, end of period	$17.59	$15.55	$12.60

Total return (4)	15.65%	25.71%	28.10	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,511	$15,838	$3,381
Ratio of expenses to average net assets (6)	1.14%	1.14%	1.16	%(7)
Ratio of net investment income/(loss) to average net assets	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/(loss) to average net assets	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	13.32%	36.12%	13.74	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2014	2013	2012	2011		2010
CLASS A (1)
Net asset value, beginning of period	$16.40	$12.77	$9.61	$9.77		$8.98

Income from investment operations:
Net investment income/(loss)	0.02 (2)	0.05 (2)	0.01 (2)	(0.01	)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.87	3.62	3.15	(0.15)		0.82

Total from investment operations	1.89	3.67	3.16	(0.16)		0.79

Less distributions:
Net investment income	(0.02)	(0.04)	—	—		0.00 (3)

Net asset value, end of period	$18.27	$16.40	$12.77	$9.61		$9.77

Total return (4)	11.52%	28.79%	32.88%	(1.64)%		8.80%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$68,091	$65,187	$52,581	$43,931		$52,198
Ratio of expenses to average net assets (5)	1.39%	1.39%	1.39%	1.39%		1.40%
Ratio of net investment income/(loss) to average net assets	0.10%	0.34%	0.11%	(0.13)%		(0.24)%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.43%	1.46%	1.47%	1.47%		1.53%
Ratio of net investment income/(loss) to average net assets	0.06%	0.27%	0.03%	(0.21)%		(0.37)%
Portfolio turnover rate	35.16%	46.16%	50.10%	39.65%		34.47%
CLASS I (1)
Net asset value, beginning of period	$16.55	$12.89	$9.67	$9.82		$9.02

Income from investment operations:
Net investment income/(loss)	0.07 (2)	0.09 (2)	0.04 (2)	0.02	(2)	0.00 (3)
Net realized and unrealized gain/(loss) on investments	1.88	3.65	3.18	(0.17)		0.82

Total from investment operations	1.95	3.74	3.22	(0.15)		0.82

Less distributions:
Net investment income	(0.05)	(0.08)	—	—		(0.02)

Net asset value, end of period	$18.45	$16.55	$12.89	$9.67		$9.82

Total return (4)	11.78%	29.13%	33.30%	(1.53)%		9.10%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$58,867	$46,754	$32,375	$26,023		$21,539
Ratio of expenses to average net assets (5)	1.14%	1.14%	1.14%	1.14%		1.15%
Ratio of net investment income/(loss) to average net assets	0.35%	0.59%	0.36%	0.12%		0.02%
Prior to Reimbursement:
Ratio of expenses to average net assets (5)	1.18%	1.21%	1.22%	1.22%		1.28%
Ratio of net investment income/(loss) to average net assets	0.31%	0.52%	0.28%	0.04%		(0.12)%
Portfolio turnover rate	35.16%	46.16%	50.10%	39.65%		34.47%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	Amount calculated is less than $0.005 per share.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,							April 1, 2010 (1) to September 30, 2010
	2014		2013	2012		2011
CLASS A (2)
Net asset value, beginning of period	$10.49		$8.71	$9.09		$9.03		$10.00

Income from investment operations:
Net investment income/(loss)	(0.08	)(3)	0.01 (3)	(0.09	)(3)	(0.13	)(3)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.06		1.77	1.28		0.29		(0.95)

Total from investment operations	(0.02)		1.78	1.19		0.16		(0.97)

Less distributions:
Net realized gains	—		—	(1.57)		(0.10)		—

Net asset value, end of period	$10.47		$10.49	$8.71		$9.09		$9.03

Total return (4)	(0.19)%		20.44%	15.86%		1.68%		(9.70	)%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,025		$23,176	$11,937		$8,924		$2,270
Ratio of expenses to average net assets (6)	2.33%		1.90%	1.97%		2.21%		1.91	%(7)
Ratio of net investment income/(loss) to average net assets	(0.73)%		0.10%	(1.02)%		(1.30)%		(0.97	)%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	2.63%		2.25%	2.47%		2.59%		2.52	%(7)
Ratio of net investment income/(loss) to average net assets	(1.03)%		(0.25)%	(1.52)%		(1.68)%		(1.58	)%(7)
Portfolio turnover rate	66.46%		71.07%	59.05%		77.59%		91.52	%(5)
CLASS I (2)
Net asset value, beginning of period	$10.61		$8.78	$9.13		$9.05		$10.00

Income from investment operations:
Net investment income/(loss)	(0.05	)(3)	0.04 (3)	(0.07	)(3)	(0.10	)(3)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.06		1.79	1.29		0.28		(0.91)

Total from investment operations	0.01		1.83	1.22		0.18		(0.95)

Less distributions:
Net realized gains	—		—	(1.57)		(0.10)		—

Net asset value, end of period	$10.62		$10.61	$8.78		$9.13		$9.05

Total return (4)	0.09%		20.84%	16.15%		1.90%		(9.50	)%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$14,894		$14,929	$11,565		$12,006		$24,522
Ratio of expenses to average net assets (6)	2.08%		1.65%	1.72%		1.96%		1.66	%(7)
Ratio of net investment income/(loss) to average net assets	(0.48)%		0.35%	(0.77)%		(1.05)%		(0.83	)%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	2.38%		2.00%	2.22%		2.34%		2.22	%(7)
Ratio of net investment income/(loss) to average net assets	(0.78)%		0.00%	(1.27)%		(1.43)%		(1.39	)%(7)
Portfolio turnover rate	66.46%		71.07%	59.05%		77.59%		91.52	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2014

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Corporation consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Debt securities that are valued using these techniques and inputs are generally categorized as Level 2 of the fair value hierarchy. Due to their short-term nature, repurchase agreements are recorded at cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. There were no securities that were fair valued as of September 30, 2014.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,523,613,480	$—	$—	$2,523,613,480
Short Term Investments	3,856,842	70,984,000	—	74,840,842

Total Investments in Securities	$2,527,470,322	$70,984,000	$—	$2,598,454,322

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$150,771,048	$—	$—	$150,771,048
Short Term Investments	136,072	—	—	136,072

Total Investments in Securities	$150,907,120	$—	$—	$150,907,120

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$289,533,134	$—	$—	$289,533,134
Short Term Investments	6,757,920	—	—	6,757,920

Total Investments in Securities	$296,291,054	$—	$—	$296,291,054

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$85,831,890	$—	$—	$85,831,890
Short-Term Investments	210,369	—	—	210,369

Total Investments in Securities	$86,042,259	$—	$—	$86,042,259

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$29,639,047	$—	$—	$29,639,047
Exchange Traded Funds*	147,000	—	—	147,000
Short-Term Investments	861,516	—	—	861,516

Total Investments in Securities	$30,647,563	$—	$—	$30,647,563

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$124,835,648	$—	$—	$124,835,648
Short-Term Investments	1,734,111	—	—	1,734,111

Total Investments in Securities	$126,569,759	$—	$—	$126,569,759

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,022,305	$—	$—	$33,022,305
Short-Term Investments	835	—	—	835

Total Investments in Securities	$33,023,140	$—	$—	$33,023,140

Other Financial Instruments
Securities Sold Short	$13,417,573	$—	$—	$13,417,573

Total Investments in Other Financial Instruments	$13,417,573	$—	$—	$13,417,573

*	See the Schedule of Investments for the investments detailed by industry classification.

There were no transfers into or out of Levels 1 and 2 during the periods presented for the Funds.

Derivatives:

The Funds are required to include disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

None of the Funds (except KALVF) currently invest in derivatives. KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (Variation Margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KALVF did not enter into any futures contracts during the year ended September 30, 2014.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. KALVF enters into options contracts to manage its exposure to the stock market. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KALVF entered into purchased and written options during the year ended September 30, 2014. KALVF had an average monthly market value of $81,906 for purchased options and an average monthly market value of $259,283 for written options during the year ended September 30, 2014. As a result of these purchased and written options investments, KALVF recognized net realized losses of $1,178,569 for purchased options and $831,808 for written options, and recognized a change in net unrealized appreciation of $128,610 for purchased options and $127,020 for written options during the year ended September 30, 2014. These amounts are included in KALVF’s Statement of Operations as net realized gain/(loss) on investment from sales of unaffiliated

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

issures and written options and change in net unrealized appreciation/ (depreciation) on investments and written options, respectively. The counterparty for all these purchased and written options was Morgan Stanley & Co., Inc.

The premium amount and number of option contracts written during the year ended September 30, 2014 in KALVF were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/2013	$679,180	(145)
Options Written	2,933,850	(700)
Options Expired	—	—
Options Exercised	—	—
Options Closed	(3,613,030)	845

Outstanding at 9/30/2014	$—	—

Warrants – The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Short Positions:

KALVF may hold short positions to the extent permitted by its investment policies and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect KALVF under circumstances when stock prices in the portfolio are deteriorating. The amount of the securities sold short subsequently is marked-to-market to reflect the current value of the short position. KALVF is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations described above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF held short positions during the year ended September 30, 2014. As a result of these short positions, KALVF recognized net realized losses of

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

$1,313,090 during this period, and recognized a change in net unrealized appreciation of $835,579 on short securities during this period. These amounts are included in KALVF’s Statement of Operations. See the Schedule of Investments for KALVF’s short positions as of September 30, 2014.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2014, or for any other tax years which are open for exam. As of September 30, 2014, open tax years include the tax years ended September 30, 2011 through 2014. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2014, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$(435,461)	$435,461	$—
KSDVF	503,988	(503,988)	—
KSMVF	(151,024)	151,024	—
KMCVF	(54,062)	54,062	—
KMDVF	43,957	(43,884)	(73)
KACVF	—	—	—
KALVF	113,103	16,620	(129,723)

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of September 30, 2014, the market value of KSCVF securities on loan was $70,225,025 and KSCVF received cash collateral for the loans of $74,839,926. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not have any securities on loan as of September 30, 2014.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; KSDVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $2 billion and 0.80% in excess of $2 billion of the Fund’s average daily net assets; KMDVF, KSMVF, KMCVF and KACVF pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of each Fund’s average daily net assets; and KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2015 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the year ended September 30, 2014. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on:
Fund	9/30/15	9/30/16	9/30/17
KSCVF	N/A	N/A	N/A
KSDVF	$79,248	$89,477	$66,820
KSMVF	87,481	92,614	79,119
KMCVF	74,565	77,036	62,229
KMDVF	108,882	81,988	57,540
KACVF	66,726	64,880	53,851
KALVF	114,766	115,231	116,199

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the year from October 1, 2013 to September 30, 2014, KSCVF – Class A expensed $4,917,093 in distribution fees, of which $225,094 was paid to the Distributor; KSDVF – Class A expensed $213,608 in distribution fees, of which $26,145 was paid to the Distributor; KSMVF – Class A expensed $296,140 in distribution fees, of which $45,771 was paid to the Distributor; KMCVF – Class A expensed $136,853 in distribution fees, of which $80,785 was paid to the Distributor; KMDVF – Class A expensed $27,007 in distribution fees, of which $24,369 was paid to the Distributor; KACVF – Class A expensed $179,136 in distribution fees, of which $97,071 was paid to the Distributor; and KALVF – Class A expensed $55,620 in distribution fees, of which $32,100 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the year from October 1, 2013 to September 30, 2014, the Distributor earned $1,486,090, $83,539, $144,343, $43,463, $14,525, $61,611 and $19,208 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year from October 1, 2013 to September 30, 2014 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$1,259,729,088	$1,755,168,041
KSDVF	62,972,800	65,577,970
KSMVF	149,315,972	123,071,405
KMCVF	30,043,652	24,979,776
KMDVF	5,685,880	3,762,766
KACVF	43,395,494	42,965,123
KALVF	27,452,398	34,710,452

The Funds did not engage in any transactions in U.S. Government Securities during the year from October 1, 2013 to September 30, 2014.

For the period from October 1, 2013 to September 30, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $4,006,282, $253,117, $396,874, $61,864, $9,630, $104,774 and $73,353, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$2,094,913,726	$134,006,791	$237,381,554	$60,066,571

Gross Unrealized Appreciation	$599,677,782	$22,455,014	$70,535,944	$28,680,427
Gross Unrealized Depreciation	(96,137,186)	(5,554,685)	(11,626,444)	(2,704,739)

Net Unrealized Appreciation/ (Depreciation) on Investments	$503,540,596	$16,900,329	$58,909,500	$25,975,688

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

	KMDVF	KACVF	KALVF
Tax Cost of Investments	$22,676,834	$90,860,604	$25,600,776

Gross Unrealized Appreciation	$8,276,714	$38,004,347	$8,757,277
Gross Unrealized Depreciation	(305,985)	(2,295,192)	(1,334,913)

Net Unrealized Appreciation/ (Depreciation) on Investments	$7,970,729	$35,709,155	$7,422,364

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF and KALVF.

At September 30, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had net Post-October realized capital losses of $0, $0, $0, $0, $0, $0 and $0 respectively, and late year ordinary losses of $0, $0, $0, $0, $0, $0 and $158,856 respectively, from transactions between November 1, 2013 and September 30, 2014.

At September 30, 2014, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	Indefinite ST	Indefinite LT
KSCVF	—	$7,806,666	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMCVF	—	$34,850,417	—	—
KMDVF	—	—	—	—
KACVF	—	$7,279,744	—	—
KALVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

The tax character of distributions paid during the fiscal years ended September 30, 2014 and 2013 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2014	2013	2014	2013
KSCVF	$12,005,346	$8,343,804	—	—
KSDVF	$3,037,359	$2,130,428	$4,587,734	$1,505,808
KSMVF	$7,769,530	$1,450,267	$24,019,128	$1,021,613
KMCVF	$30,616	$96,124	—	—
KMDVF	$479,363	$278,659	$139,253	—
KACVF	$209,847	$341,214	—	—
KALVF	—	—	—	—

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Gains/(Losses)	$(8,244,827)	$(10,128)	$(24,376)	$(34,859,473)
Undistributed Ordinary Income	279,323	98,683	2,411,499	597,739
Undistributed Long-Term Gain	—	7,583,117	27,805,368	—
Unrealized Appreciation/ (Depreciation) on Investments	$503,540,596	$16,900,329	$58,909,500	$25,975,688

Total Accumulated Gain/(Loss)	$495,575,092	$24,572,001	$89,101,991	$(8,286,046)

	KMDVF	KACVF	KALVF
Accumulated Capital and Other Gains/(Losses)	$(1,542)	$(7,292,359)	$672,852
Undistributed Ordinary Income	133,117	264,505	—
Undistributed Long-Term Gain	376,201	—	1,887,600
Unrealized Appreciation/ (Depreciation) on Investments	$7,970,729	$35,709,155	$7,422,364

Total Accumulated Gain/(Loss)	$8,478,505	$28,681,301	$9,982,816

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the year from October 1, 2013 to September 30, 2014, the Distributor earned $101,730, $20,300, $36,703, $4,475, $10,622, $16,339 and $4,218 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2015. Under separate agreements, the Funds may borrow as follows: KSCVF may borrow up to the lesser of (a) $300 million or (b) 10% of the net assets of KSCVF; KSDVF may borrow up to the lesser of (a) $17.5 million or (b) 10% of the net assets of KSDVF; KSMVF may borrow up to the lesser of (a) $28 million or (b) 10% of the net assets of KSMVF; KMCVF may borrow up to the lesser of (a) $8 million or (b) 10% of the net assets of KMCVF; KMDVF may borrow up to the lesser of (a) $2.8 million or (b) 10% of the net assets of KMDVF; KACVF may borrow up to the lesser of (a) $12 million or (b) 10% of the net assets of KACVF; and KALVF may borrow up to the lesser of (a) $3.4 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the year ended September 30, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had average daily borrowings of $4,887,214, $838, $81,123, $1,863, $0, $34,616 and $130,055, respectively, with an average borrowing rate of 3.25%. For the year ended September 30, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had a maximum daily borrowing of $43,977,000, $102,000, $2,390,000, $441,000, $0, $1,656,000 and $2,310,000, respectively.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the year from October 1, 2013 through September 30, 2014. As defined in Section (2)(a)(3) of the 1940 Act, such affiliated issuers are:

Issuer Name	Share Balance At October 1, 2013	Additions	Reductions	Share Balance At September 30, 2014	Dividend Income	Value At September 30, 2014	Cost	Realized Gains/ (Loss)
Carrols Restaurant Group, Inc.	2,155,021	1,272,500	(146,500)	3,281,021	$—	$23,328,059	$20,029,128	$5,345
Denny’s Corp.	5,184,850	—	(441,000)	4,743,850	—	33,349,266	20,047,026	828,643
Gamco Investors, Inc.	363,000	—	(12,500)	350,500	267,870	24,794,370	12,660,287	296,467
L.B. Foster Co.	616,500	20,000	(36,500)	600,000	75,165	27,564,000	13,422,816	545,161
Carriage Services, Inc. (1)	—	1,470,476	(56,000)	1,414,476	105,486	24,512,869	29,427,578	(255,860)
Hometrust Bancshares, Inc. (2)	1,057,195	—	(1,057,195)	—	—	—	—	2,261,867
Home Federal Bancorp, Inc. (2)	651,699	—	(651,699)	—	—	—	—	770,419
Rockville Financial, Inc. (2)	1,368,795	—	(1,368,795)	—	—	—	—	914,311

					$448,521	$133,548,564	$95,586,835	$5,366,353

(1)	Issuer was not an affiliate as of October 1, 2013
(2)	Issuer was not an affiliate as of September 30, 2014

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2014

10.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2014, one affiliated director of the Funds beneficially owned shares of the following Funds as set forth below:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	320,530	1,286,199	849,672	1,154,012	1,493,552	1,141,878

Percent of total outstanding shares	9.07%	23.31%	11.67%	9.59%	44.75%	53.11%

	KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	401,626	210,663	1,420,271	1,146,381	849,358	688,422

Percent of total outstanding shares	62.82%	18.99%	38.10%	35.93%	46.74%	49.07%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are shown as change in net unrealized appreciation/(depreciation) on non-interested Directors’ deferred compensation on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

12.	NEW ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting KEELEY Funds, Inc. (KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund, KEELEY All Cap Value Fund, and KEELEY Alternative Value Fund, hereafter referred to as the “Funds”) at September 30, 2014, their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers

November 21, 2014

KEELEY Funds Directors and Officers

Independent Directors*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger (2) Age: 59	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (human interface solutions)	7	None
Walter D. Fitzgerald Age: 73	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	7	None
John G. Kyle (2) Age: 73	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	7	None
John F. Lesch (2) Age: 74	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	7	None
Sean Lowry (2) Age: 60	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	7	None
Elwood P. Walmsley (2) Age: 73	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company, since 2002, Director of Sales for H.B. Taylor Company (food ingredient products, 2002-2009); Director of Sales and Marketing for Northwestern Extract co. (food ingredient products) 2009-2012	7	None
Laura D. Alter Age: 54	Director	Director since 2014	Managing Director, Senior Partner, and Head of Fixed Income, Harris Investment Management (1994-2010)	7	None

KEELEY Funds Directors and Officers (Continued)

Interested Director and Officer*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
John L. Keeley, Jr. (2)(3)(4) Age: 74	Director and President	Director and President since 1993	Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.), Director and President of Keeley Asset Management Corp., Director, President and Treasurer of Keeley Investment Corp.	7	Director of Marquette National Corp., Member and Manager of Broadmark Asset Management LLC, Director of FNBC of LaGrange, Inc., Regional Director of American Ireland Fund

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
John L. Keeley, III (2)(4) Age: 53	Vice President	Vice President since 2005	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Kevin M. Keeley (2)(4) Age: 47	Vice President	Vice President since 2010	Executive Vice President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Executive Vice President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.) Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Mark T. Keeley (2)(4) Age: 51	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Mark Zahorik (2) Age: 52	Vice President	Vice President since 1997	Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp.
Robert Becker (2) Age: 72	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

KEELEY Funds Directors and Officers (Continued)

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert M. Kurinsky (2) Age: 41	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Assistant Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006
*	The business address of the Directors and Officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.
(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III, Mark T. Keeley and Kevin M. Keeley are John L. Keeley, Jr.’s sons.

The Corporation’s Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors. The SAI is available, without charge, upon request by calling toll-free 1-888-933-5391.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2014 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2013 and June 30, 2014 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 100%, 99.25%, 89.82%, 100%, 100%, 100% and 0% for KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Of the dividends, 100%, 98.70%, 89.46%, 100%, 100%, 100% and 0% paid by KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively, qualify for the corporate dividends received deduction.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-933-5391.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jerome Klingenberger, a director and chairman of the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant), has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$175,400	$169,650
Audit-Related Fees	None	None
Tax Fees	$37,310	$36,050
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) “Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. No audit-related fees were billed during the last two fiscal years.

(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.

(d) “All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c). No other fees were billed during the last two fiscal years.

(e)(1) The registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant) has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) All fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2014 and 2013 were pre-approved by the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant).

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

(g) The following table details the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant) has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (but not including any sub-adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed December 8, 2008.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 11/24/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 11/24/2014

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date 11/24/2014

*	Print the name and title of each signing officer under his or her signature.